                                                                    Exhibit 10.1

                                    PIER 70


                                     LEASE


                                    BETWEEN


                              TRIAD PIER 70 LLC,
                    a Washington limited liability company

                                   as Lessor


                                      and


                      GO2NET INC., a Delaware corporation


                                   as Lessee

                               TABLE OF CONTENTS

1.   DEFINITIONS.......................................................................... 4
2.   AGREEMENT TO LEASE................................................................... 5
3.   CONDITION OF PREMISES................................................................ 5
     3.1    Existing Condition............................................................ 5
     3.2    Lessor's Work................................................................. 5
     3.3    Lessee's Work................................................................. 6
4.   TERM................................................................................. 6
     4.1    Initial Term.................................................................. 6
     4.2    Holding Over.................................................................. 6
5.   RENT................................................................................. 6
     5.1    Base Rent..................................................................... 6
     5.2    Additional Rent for Operating Expenses........................................ 6
            5.2.1     Definition of Expenses.............................................. 6
            5.2.2     Arbitration of Expense Disputes..................................... 7
            5.2.3     Payment of Expenses................................................. 8
            5.2.4     Adjustment of Lessee's Share........................................ 9
            5.2.5     Proration of Expenses............................................... 9
            5.2.6     Lessor's Books and Records.......................................... 9
     5.3    Intentionally Deleted......................................................... 9
     5.4    Late Charges.................................................................. 9
     5.5    Security Deposit.............................................................. 9
6.   TAXES................................................................................10
     6.1    Real Property Taxes...........................................................10
     6.2    Business and License Taxes....................................................10
     6.3    Personal Property Taxes.......................................................10
7.   USE OF PREMISES......................................................................11
     7.1    Permitted Uses................................................................11
     7.2    Compliance with Laws..........................................................11
     7.3    Intentionally Deleted.........................................................11
     7.4    Intentionally Deleted.........................................................11
     7.5    Prohibited Uses...............................................................11
            7.5.1     Interference with Lessee............................................11
            7.5.2     Waste...............................................................11
            7.5.3     Violation of Law....................................................11
            7.5.4     Increase in Insurance Premiums......................................11
            7.5.5     Hazardous Substances................................................11
            7.5.6     Signage.............................................................12
     7.6    Lessee's Construction.........................................................12
     7.7    Lessor's Reservations.........................................................12
            7.7.1     Use of Appurtenant Improvements.....................................12
            7.7.2     Lessor's Alterations and Additions..................................12
            7.7.3     Lessor's Excavation.................................................12
            7.7.4     Entry by Lessor.....................................................13
            7.7.5     Common Areas and Facilities.........................................13
8.   LESSEE'S ALTERATIONS AND ADDITIONS...................................................13
9.   MAINTENANCE..........................................................................14
     9.1    Lessor's Obligations..........................................................14
     9.2    Lessee's Obligations..........................................................14
10.  LIENS................................................................................14
11.  UTILITIES............................................................................15
     11.1   Services Provided.............................................................15
     11.2   Interruption of Services......................................................15
12.  LESSEE'S ASSUMPTION OF RISK AND INDEMNITY............................................15
     12.1   Lessor Not Liable.............................................................15
     12.2   Lessee's Indemnification......................................................15
     12.3   Waiver of Subrogation.........................................................16
     12.4   Liability Insurance...........................................................16
13.  RECONSTRUCTION OF DAMAGE BY CASUALTY.................................................17
     13.1   Repair Requirements; Abatement of Rent........................................17
     13.2   Cancellation of Lease.........................................................17
     13.3   Repair of Lessee's Property...................................................17
14.  EMINENT DOMAIN.......................................................................17
     14.1   Total Condemnation............................................................17
     14.2   Partial Condemnation..........................................................17
     14.3   Lessor's Damages..............................................................18
     14.4   Lessee's Damages..............................................................18
     14.5   Temporary Taking..............................................................18
     14.6   Voluntary Sale................................................................18
15.  LESSEE'S DEFAULT.....................................................................18
16.  LESSOR'S REMEDIES UPON DEFAULT.......................................................18
17.  LESSOR'S DEFAULT.....................................................................20
18.  LESSEE'S REMEDIES UPON DEFAULT.......................................................20
19.  ASSIGNMENT AND SUBLETTING............................................................20
     19.1   Required Consents.............................................................20
     19.2   Lessor's Options and Approval Standards.......................................20
     19.3   Permitted Transfers...........................................................20
     19.4   No Releases...................................................................21
     19.5   Conditions to Lessor's Consent................................................21
20.  GENERAL PROVISIONS...................................................................22
     20.1   Rules and Regulations.........................................................22
     20.2   Interpretation................................................................22
            20.2.1    Plats and Riders....................................................22
            20.2.2    Construction as Covenants...........................................22
            20.2.3    Section Headings....................................................22
            20.2.4    Time of Performance.................................................22
            20.2.5    Partial Invalidity..................................................22
            20.2.6    Rent................................................................22
            20.2.7    United States Funds.................................................22
            20.2.8    Choice of Law.......................................................22
     20.3   Legal Relationships...........................................................22
            20.3.1    Authority of Parties................................................22
            20.3.2    No Partnership......................................................22
            20.3.3    Joint Obligation....................................................22
            20.3.4    Successors and Assigns..............................................22
     20.4   Remedies and Liability........................................................22
            20.4.1    Cumulative Remedies.................................................22
            20.4.2    Guaranty............................................................23
            20.4.3    No Waivers..........................................................23
            20.4.4    Inability to Perform................................................23
            20.4.5    Sale of Premises by Lessor..........................................23
            20.4.6    Limitation on Liability.............................................23
            20.4.7    Attorneys'Fees......................................................23
     20.5   Lenders'Requirements..........................................................23
            20.5.1    DNR; Lenders'Required Revisions.....................................23
            20.5.2    Lessee's Statement..................................................23
            20.5.3    Subordination, Attornment...........................................23
     20.6   Brokers.......................................................................24
     20.7   Venue.........................................................................24
     20.8   Notices.......................................................................24
     20.9   Recordation...................................................................24
     20.10  Entire Agreement..............................................................24
     20.11  Additional Provisions.........................................................24

                               BASIC LEASE TERMS


Date of Lease:                     July 20, 1999

Lessor:                            Triad Pier 70 LLC, a Washington limited
                                   liability company

Lessor's Address:                  2815 Alaskan Way, Suite 228
                                   Seattle, WA 98121

Lessee:                            GO2NET INC., a Delaware corporation

Lessee's Address:                  The Premises.

Guarantor:                         n/a.

Guarantor's Address:               n/a

Premises:                          The Second and Third Floors, Pier 70, 2815
                                   Alaskan Way, Seattle, King County,
                                   Washington; as depicted on EXHIBIT A

Approximate Square Feet:           Phase I Space: Approximately 57,211 rentable
                                   square feet ("RSF") on the Second and Third
                                   Floors as depicted on EXHIBIT A; and Phase II
                                   Space: approximately 5,136 RSF on the Third
                                   Floor as depicted on EXHIBIT A; all of which shall be subject to final measurement by Lessor pursuant to ANSI/BOMA Z65.1-1996
                                   (Standard Method for Measuring Floor Area in
                                   Office Buildings) ("BOMA Standard").

                                   The approximately 37,000 RSF of the Phase I
                                   Space on the west side of the Building (the
                                   "Initial Phase I Space") (as depicted on
                                   EXHIBIT A attached hereto). The approximately 20,200 RSF of the Phase I Space on the east side of the Building is hereinafter referred to as the "Remaining Phase I Space."

                                   In addition, delivery of possession of the Phase II Space is contingent on Lessor obtaining all requisite permits and approvals therefor, which Lessor shall use its reasonable best efforts to obtain. Lessor shall provide Lessee updates on the status of the permit and approval process for the Phase II Space not less frequently than on a monthly basis.

Term:                              Seven (7) years, (the "Term"), on the Lease
beginning                          Commencement Date; plus two (2) options to
                                   extend the Term by five (5) years each, as more particularly described hereinbelow.

Occupancy Date:                    The date on which Lessor notifies Lessee in
                                   writing that the Lessor's Work is
                                   "substantially complete" as to the affected space. The term "substantially complete" shall be defined as the date on which Lessee shall have full access to enter the Premises for purposes of initiating its Tenant
                                   Improvements.

Anticipated Occupancy Date:        November 1, 1999 as to the Initial Phase I
                                   Space; December 1, 1999 as to Remaining Phase
                                   I Space; and August 1, 2001 as to the Phase
                                   II Space.

Lease Commencement Date:           The date that is ninety (90) days following
                                   the actual Occupancy Date as to the Initial
                                   Phase I Space.

                                   If the actual Occupancy Date as to the
                                   Initial Phase I Space has not occurred by January 1, 2000 (such date to be extended by one (1) day for each one (1) day of delay caused by Lessee), Lessee may terminate this Lease and receive a full refund of its Security Deposit and any pre-paid Rent.

                                   If the actual Occupancy Date as to the
                                   Remaining Phase I Space has not occurred by January 31, 2000 (such date to be extended by one (1) day for each one (1) day of delay caused by Lessee), Lessee may terminate this Lease and receive a full refund of its Security Deposit and any pre-paid Rent.

                                   If Lessor does not receive the necessary building permit for the Phase I Space by July 30, 1999, Lessee will have the right to terminate this Lease and receive a full refund of its Security Deposit and any pre-paid Rent.

Base Rent Commencement Date:       The Base Rent Commencement Date shall be
                                   the Lease Commencement Date.

Operating Expense                  The Operating Expense Commencement Date shall
Commencement Date:                 be the Lease Commencement Date.

Termination Date:                  11:59 p.m. on day before the seventh (7th)
                                   anniversary of the Lease Commencement Date.

Permitted Uses:                    General office use only.

Base Rent:                         (a) From the Commencement Date until the end
                                   of the 24th calendar month, Base Rent shall be paid at an annual rate of $19.00 per RSF.

                                   (b) From the beginning of the 25th calendar month of the initial Term until the end of the 48th calendar month, Base Rent shall be paid at an annual rate of $21.00 per RSF.

                                   (c) From the beginning of the 49th calendar month of the initial Term until the Termination Date of the Initial Term, Base Rent shall be paid at an annual rate of $23.00 per RSF.

                                   Base Rent for any Extended Term shall be as determined pursuant to the Additional Provisions set forth at EXHIBIT D.

Lessee's Initial Share of          The ratio between the total RSF of the
Expenses:                          Premises and the total RSF of the Building
                                   (subject to periodic adjustment by Lessor pursuant to Section 5 below).

Security Deposit:                  $150,000.00

Tenant Improvement Allowance:      $25.00 per RSF of the Premises; plus $0.15
                                   per RSF for space planning costs;

                                   all as more particularly set forth in
                                   EXHIBIT E.

Parking:                           As set forth in EXHIBIT D.

Antenna License:                   As set forth in EXHIBIT G.

EXHIBITS                           Exhibit A  Schematic of Premises
                                   Exhibit B  Legal Description of Property
                                   Exhibit C  Rules and Regulations
                                   Exhibit D  Additional Provisions
                                   Exhibit E  Work Letter Agreement
                                   Exhibit F  Sign Agreement and Criteria
                                   Exhibit G  Form of Antenna License

                              GENERAL LEASE TERMS


     1. DEFINITIONS. The capitalized terms used in this Lease shall have the meanings ascribed thereto in the Basic Lease Terms or as otherwise specifically defined herein. Any reference to "BUILDING" in this Lease shall mean the building in which the Premises are located, including the pier and pier pilings on which the building is situated. Any reference to "LAND" in this Lease shall mean the land described in EXHIBIT B upon which the Building is located.

     Lessee acknowledges that this Lease is subject to a ground lease between the State of Washington acting by and through the Washington State Department of Natural Resources (as lessor) and Triad Pier 70 LLC (as lessee) dated July 1, 1987, and recorded July 10, 1987, under Recording No. 8707101227 (the "DNR Ground Lease"), as the same may be amended or replaced from time to time. Lessee further acknowledges and agrees that: (i) this Lease is subject and subordinate to the DNR Ground Lease and any and all renewals, modifications, replacements and extensions thereof, whether now or hereafter executed; (ii) the Term of this Lease may not extend beyond the term of the DNR Ground Lease, and any extension or renewal options in this Lease for any periods beyond the current term of the DNR Ground Lease shall be void and of no effect as to such periods; (iii) this Lease and all rights and privileges of Lessee are subject to any consents that may be required from DNR pursuant to the DNR Ground Lease, and any provision hereof requiring the consent of Lessor shall also be deemed to require the consent of DNR as and to the extent required under the DNR Ground Lease, which DNR may grant or withhold in its sole discretion; and (iv) Lessee shall not by act or omission cause a default or breach under the DNR Ground Lease or take any action in contravention of the DNR Ground Lease. In addition,

     (a) This Lease shall be consistent with and subject to all the terms and conditions of the DNR Ground Lease;

     (b) If this Lease conflicts with the DNR Ground Lease, the latter shall control;

     (c) The Term of this Lease (including any Extended Term) shall end before the termination date of the DNR Ground Lease or any renewal term thereof;

     (d) This Lease shall terminate if the DNR Ground Lease terminates, whether upon expiration of the term of the DNR Ground Lease, failure to exercise any option to renew the DNR Ground Lease, cancellation by the State of Washington of the DNR Ground Lease, surrender of the premises demised by the DNR Ground Lease, or for any other reason; provided that Lessor shall not shorten the term of the DNR Ground Lease without Lessee's prior written consent;

     (e) By execution hereof, Lessee acknowledges receipt of a copy of the DNR Ground Lease;

     (f)  Lessee shall not prepay to Lessor more than one (1) month's rent;

     (g) Lessee acknowledges that there is no privity of contract between the State of Washington and Lessee;

     (h) Lessee shall remove all Lessee improvements and trade fixtures upon termination of this Lease (provided that, if DNR requires such removal, Lessor shall accomplish same it Lessor's sole expense); and

     (i) Lessee's use of the Premises shall conform and be subject to the permitted uses of the DNR Ground Lease.

Notwithstanding anything to the contrary in the foregoing, Lessor will use reasonable efforts to obtain any renewals, modifications, replacements and/or extensions of the DNR Ground Lease as may be necessary in order to preserve Lessee's rights under this Lease. However, lessor shall be liable to Lessee for all damages suffered by Lessee if Lessor breaches the DNR Ground Lease. Lessee shall attorn to DNR at DNR's request upon any termination of the DNR Ground Lease.

Lessor represents that it has not received any notices of default from DNR under the DNR Ground Lease and is unaware of any existing uncured defaults by DNR thereunder. Lessor agrees to provide Lessee with copies of any notices of default received by Lessor from DNR under the DNR Ground Lease. Lessor also agrees to use commercially reasonable efforts to obtain nondisturbance protection from DNR in favor of Lessee, including the right for Lessee to continue as a direct tenant of DNR should the DNR Ground Lease ever be terminated, and the right for Lessee to cure defaults by Lessor as tenant under the DNR Ground Lease.

The parties acknowledge that Lessor has commenced renegotiation of the DNR Ground Lease. In connection therewith, while such renegotiation is in progress, Lessor shall provide Lessee with periodic updates, status reports, and communications (e.g., letters of intent and proposals) relating thereto with the intention of keeping Lessee reasonably apprised of the status thereof. The foregoing sentence, however, shall not be interpreted to require Lessor to conclude such renegotiations, or to achieve any particular outcome with respect thereto. Lessee agrees to treat all such information received by it as confidential, proprietary information and shall not release or divulge any such information to any third party without the prior written consent of Lessor. If Lessee is requested, pursuant to or required by applicable law or regulation or by legal process, to disclose any such information, Lessee further agrees that it will provide Lessor with prompt notice of any such request to enable Lessor to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Lease. The parties agree that damages may not be an adequate remedy in the event of a breach or threatened breach of this confidentiality clause, and Lessor shall accordingly be entitled, without proof of special damages, to seek injunctive or other appropriate equitable relief against Lessee in the event of such a breach or threatened breach hereunder.

     2. AGREEMENT TO LEASE. For and in consideration of Lessee's performance of its covenants herein provided, Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor, all of the Premises on and subject to the terms, covenants and conditions herein contained.

     3. CONDITION OF PREMISES.

          3.1 EXISTING CONDITION. Subject to the completion of Lessor's Work as provided in Section 3.2 below, and except as otherwise provided herein, the Premises are leased to Lessee in the condition existing on the first day of the Term hereof without warranty, express or implied, as to the physical condition thereof, and Lessee acknowledges that Lessee has inspected the Premises and accepts the same in such condition, "as-is", subject to unperformed Lessor's Work under Exhibit E hereto, and without any representations or warranties by Lessor. Lessee understands and acknowledges that Lessor is anticipating undertaking a substantial renovation of the Building, Common Areas and the pier, which is expected to commence sometime in 1999 or 2000, depending on a number of factors yet to be determined. Lessor offers no warranty of when such renovation will commence or the impact it may have on the Building or Lessee's business either before or after the renovation; however, once commenced, the proposed renovation shall be substantially completed on or before May 1, 2000, subject to force majeure, changes in the general contract conditions, and delays caused by Lessee, and with the understanding that build-out of interior tenant spaces is not considered part of such "renovation."

Notwithstanding the foregoing, Lessor represents that, on or before completion of the Lessor's Work, the Building is or shall be in good condition, both structurally and mechanically, including electrical, HVAC, water and sewer systems. Lessor does represent and warrant that the Building will be renovated to a first class condition, suitable for general office purposes.

          3.2 LESSOR'S WORK. Subject to delays for force majeure and reasons beyond its reasonable control, Lessor shall promptly commence and pursue in good faith to completion any Lessor's Work identified in EXHIBIT E attached hereto. All of the costs and expenses incurred by Lessor in performing Lessor's work (except due to the negligence or delay of Lessee or its agents, employees or contractors, or due to change orders requested by Lessee) shall be paid by Lessor. Lessor shall use reasonable efforts to complete Lessor's Work on or before the Anticipated Occupancy Date set forth in the Basic Lease Terms above. Lessee and Lessor acknowledge that Lessee may perform Lessor's Work simultaneously while Lessee is performing Lessee's Work, provided that Lessee's Work does not interfere with or otherwise delay the completion of Lessor's Work. If Lessor is unable to deliver possession of the Premises to Lessee by the Anticipated Occupancy Date, Lessor shall not be liable for any damage, injury or loss arising therefrom, but Lessee shall have the termination rights as set forth in the Basic Lease Terms.

          3.3 LESSEE'S WORK. Subject to delays caused by Lessor or for reasons beyond Lessee's control (excluding the inability of Lessee to make any monetary payment), Lessee shall promptly commence and pursue in good faith to completion any Lessee's Work identified in EXHIBIT E attached hereto. Subject to reimbursement for a portion of the costs of Lessee's Work pursuant to EXHIBIT E, all of the costs and expenses incurred by Lessee in performing Lessee's Work shall be paid by Lessee. Lessee's Work shall be performed in accordance with the provisions of EXHIBIT E below. Lessee's Work shall be completed and the Premises ready for occupancy no later than one hundred eighty (180) days after the Occupancy Date. Base Rent shall commence being due and payable on a monthly basis on the Base Rent Commencement Date regardless whether the Lessee's Work has been completed by that time.

     4. TERM.

          4.1 INITIAL TERM. The Lease shall be for the Term indicated in the Basic Lease Terms.

          4.2 HOLDING OVER. If Lessee remains in possession of the Premises or any part thereof after the expiration of the Term hereof with the consent of Lessor, such occupancy shall be a tenancy from month to month at a base rental equal to one hundred twenty-five percent (125%) of the last monthly Base Rent, plus all other rent payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

     5. RENT.

          5.1 BASE RENT. Commencing on the Base Rent Commencement Date, Lessee shall pay 1/12th of the then-applicable annual Base Rent rate in advance on or before the first day of each month of this Lease. Said rental shall be paid to Lessor in advance without notice, demand, deduction or offset, in lawful money of the United States of America, at Lessor's address listed in the Basic Lease Terms or such other place as Lessor may from time to time designate to Lessee in writing.

          5.2  ADDITIONAL RENT FOR OPERATING EXPENSES.

               5.2.1 DEFINITION OF EXPENSES. "EXPENSES" shall mean the total reasonable costs and expenses paid or incurred by Lessor during the Term in connection with the ownership, management, operation, insurance, maintenance and repair of the Land and Building and which, in accordance with accepted principles of sound accounting and management practice used by Lessor are properly chargeable to the Land, the portion of the Building upon which Lessee's Share of Expenses is calculated, and the Common Areas, including, without limitation (a) the cost of air conditioning, electricity, heating, mechanical, ventilation, water and sewer and all other utilities (notwithstanding those HVAC, electricity and water services for which Lessee will be paying separately, and provided that the costs of utilities consumed by any restaurants or other retail users in the Building shall be separately metered or otherwise determined, and excluded), the cost of trash removal, security and security systems, landscaping and plant maintenance, and general upkeep, including janitorial services (provided, that Lessee shall be responsible for providing janitorial service to the Premises at its sole cost), and the cost of supplies and equipment and all maintenance and service contracts in connection therewith,
(b) the cost of operation, repairs, maintenance and cleaning, (c) the cost of fire, extended coverage, plate glass, sprinkler, public liability, property damage, rental interruption and other insurance, (d) wages, salaries and other labor costs, including taxes, insurance, retirement, medical and other employee benefits for any person to the extent such costs are directly attributable to such person's duties in connection with the operation, maintenance, and repair of the Building; (e) fees, charges and other costs, including management fees, consulting fees. legal fees and accounting fees, of all independent contractors engaged by Lessor or reasonably charged by Lessor if Lessor performs management services in connection with the Land and Building, (f) the cost of any license, permit or inspection fees, and (g) reasonable reserves to cover costs of long-term programmed maintenance, including, without limitation, HVAC and any elevator system maintenance (subject, however, to the limitations described below to the extent any of the foregoing costs must be capitalized under generally accepted accounting and management principles), (h) payments of "Rent" as defined in Section 3.14 of the DNR Ground Lease, "Other Expenses" described in Section 4 therein and other additional rent under the DNR Ground Lease, as the same may be extended, amended, renewed, replaced, and/or renegotiated from time to time; EXCLUDING, however, late charges, penalties or similar fees thereunder not caused by Lessee, and, (i) subject to the reasonable prior approval of Lessee, any other costs and expenses of any other kind reasonably incurred in managing, operating, owning, maintaining and repairing the Land and Building.

The following shall be EXCLUDED from Expenses (unless Lessee's prior approval therefor has been obtained): (j) costs of any special services rendered to individual tenants (including Lessee) for which a special charge is made; (k) other costs billed to and paid by individual tenants (including Lessee); (l) costs paid by proceeds of insurance; (m) [intentionally deleted]; (n) costs incurred to repair, change, improve, replace or correct defects in the pending 1999/2000 redesign, renovation, and/or rehabilitation of the Building, Common Areas or Pier; (o) costs for which Lessor is reimbursed; (p) Lessor's management, administrative, or overhead costs except as otherwise specifically permitted elsewhere herein to be included; (q) property management fees exceeding the LESSER of (1) three percent (3%) of the Base Rents collected for the Building in such year, or (2) market rates for such management fees; (r) breach by Lessor of any contractual obligation; (s) professional fees incurred in connection with the enforcement of other leases in the Building, the proposed renegotiation of the DNR Ground Lease, or relating solely to Lessor's ownership of the Building (e.g., professional fees to prepare Lessor's tax returns or to refinancing debt); (t) promotional or advertising costs; (u) costs of rental concessions or buyouts for other tenants in the Building; (v) costs of renovating or otherwise decorating premises leased to other tenants; (w) expenses incurred in connection with relocating tenants in the Building; (x) costs due to Lessor's gross negligence or intentional misconduct; (y) costs due to the cleaning of hazardous materials in existence in the Building, Common Areas or Pier prior to Lessee's occupancy of the Premises or which was caused by Lessor's negligence; (z) costs incurred due to the violation by Lessor of any applicable law; and (aa) costs required to be capitalized in accordance with generally accepted accounting and management practices (except that Expenses shall include the costs of any capital repairs, improvements, betterments, and/or replacements, including without limitation replacements to piers and pilings, provided that such costs shall be amortized over the useful life of the item, together with interest on the unamortized balance at the prime rate of interest then being charged by Seattle-First National Bank). As used in this Lease, "Lessee's Share of Expenses" will be determined based on the ratio between the total RSF of the Premises and the total RSF of the Building. Lessor and Lessee acknowledge that, but for relatively limited spaces within the Building occupied by other tenants, the Building is wholly occupied by Lessee. Lessor acknowledges Lessee's concerns regarding operating costs, including but not limited to matters such as insurance, security services, janitorial contracts and roof and HVAC maintenance contracts. Lessor agrees that, if Lessee so elects and appoints a Lessee Facility Coordinator, Lessor shall permit the Lessee Facility Coordinator to review (but not disapprove) the annual budget and to meet with the Lessee Facility Coordinator on a quarterly basis regarding Operating Costs and the entry into maintenance and service contracts. Except in an emergency, and with respect to Operating Costs reasonably controllable by Lessor (i.e., by way of example only and without limitation, not including taxes or insurance expenses), Lessor shall not enter into any unbudgeted contract for more than Ten Thousand Dollars ($10,000) without prior consultation with (without, however, the necessity of obtaining the approval of) the Lessee Facility Coordinator. Further, Lessor shall not, without the prior written consent of Lessee, include as Expenses professional fees from property managers or other consultants which are affiliated or otherwise related to Lessor to the extent such fees exceed three percent (3%) of Base Rents collected from the Building in the applicable Lease Year.

               5.2.2 ARBITRATION OF EXPENSE DISPUTES. In the event that Lessee disputes the reasonableness of any item(s), or the cost thereof, listed in Lessor's Expense Statement, either party may demand binding arbitration pursuant to the provisions set forth below.

          (1) STATUTE OF LIMITATIONS. All statutes of limitations which would otherwise be applicable and any limitations upon claims set forth in this Section shall apply to any arbitration proceeding under this Section.

          (2) NOTICE OF DEMAND. Either party may demand arbitration by notifying the other party in writing in accordance with the notice provisions of this Lease. The notice shall describe the reasons for such demand, the amount involved, if any, and the particular remedy sought, and shall specifically reference the required five (5) day response time specified in subsection (3) below. The notice shall also list the name of one arbitrator qualified in accordance with subsection (4).

          (3) RESPONSE. The party that has not demanded arbitration shall respond to the notice of demand within five (5) calendar days of receipt of such notice by delivering a written response in accordance with the notice provisions of this Lease. The response shall list the name of a second arbitrator qualified in accordance with Subsection (4). The response shall also describe counterclaims, if any, the amount involved, and the particular remedy sought. If a party fails to respond timely to the notice of demand, the arbitrator selected by the party making such demand under Subsection (2) shall resolve the dispute, controversy or claim within seven (7) calendar days of the deadline for response.

          (4) QUALIFIED ARBITRATOR. Any arbitrator selected in accordance with Subsections (2) and (3) shall be any natural person not employed by or associated with or who has an interest in either of the parties or any parent or affiliated partnership, corporation or other enterprise thereof. Such arbitrator shall also be a property management professional, developer, commercial real estate broker with at least ten (10) years experience in the downtown Seattle real state market, or an attorney or judge with at least ten (10) years experience in the legal profession. The parties may, if they agree, at any time prior to one (1) day before the arbitration hearing, agree to have a single arbitrator hear and decide the case, and who that single arbitrator will be.

          (5) APPOINTMENT OF THIRD ARBITRATOR. If a party responds timely to a notice of demand for arbitration under Subsection (3), the two arbitrators shall appoint a third arbitrator who shall be qualified in accordance with subsection
(4). Such third arbitrator shall be appointed within seven (7) calendar days of receipt by the party demanding arbitration of notice of response provided for under Subsection (4). If the two arbitrators fail to timely appoint a third arbitrator, the third arbitrator shall be appointed by the parties if they can agree within a period of five (5) calendar days. If the parties cannot timely agree, then either party may request the appointment of such third arbitrator by the Presiding Judge of the Superior Court of King County, Washington, and both parties hereby agree not to raise any question as to the court's full power and jurisdiction to entertain such application and to make such appointment; provided that the other party shall not raise any question as to the court's full power and jurisdiction to entertain such application and to make such appointment.

          (6) ARBITRATION HEARING; DISCOVERY; VENUE. The arbitration hearing shall commence within ten (10) calendar days of appointment of the third arbitrator as described in Subsection (5). The hearing shall in no event last longer than two (2) calendar days. There shall be no discovery or dispositive motion practice (such as motions for summary judgment or to dismiss or the like) except as may be permitted by the arbitrators; and any such discovery or dispositive motion practice permitted by the arbitrators shall accommodate to the maximum extent practical the time limits contained herein. The arbitrators shall not be bound by any rules of civil procedure or evidence, but rather shall consider such writings and oral presentations as reasonable business persons would use in the conduct of their day to day affairs, and may require the parties to submit some or all of their case by written declaration or such other manner of presentation as the arbitrators may determine to be appropriate. It is the intention of the parties to limit live testimony and cross examination to the extent absolutely necessary to insure a fair hearing to the parties on significant and material issues. Venue of any arbitration hearing conducted pursuant to this Section shall be in Seattle, Washington. It is also the intention of the parties that any such arbitration shall not interfere with the continued use and occupancy of the Premises by Lessee.

          (7) DECISION. The arbitrators' decision shall be made in no event later than seven (7) calendar days of the commencement of the arbitration hearing described in Subsection (6). If three (3) arbitrators are appointed, a majority decision shall prevail. The award shall be final and judgment may be entered in any court having jurisdiction thereof. The arbitrators may award specific performance of the affected provisions of this Lease. The arbitrators may also require remedial measures as part of any award. The arbitrators may award attorneys' fees and costs to the more prevailing party.

               5.2.3 PAYMENT OF EXPENSES. Commencing on the Lease Commencement Date, Lessee shall pay to Lessor without notice, demand, deduction or offset and as additional rent, one-twelfth (1/12th) of Lessee's Share of Expenses for each year of the Term of this Lease on or before the first day of each month of such

Expense year, in advance, in an amount estimated by Lessor and billed by Lessor to Lessee. With reasonable promptness after the expiration of each calendar year in which Lessee is obligated to pay Expenses, Lessor shall furnish Lessee with a statement ("LESSOR'S EXPENSE STATEMENT") setting forth in reasonable detail the Expenses for such year and the Lessee's Share of Expenses. If Lessee's Share of the actual Expenses paid by Lessee for such year is greater than the amount paid by Lessee, Lessee shall pay to Lessor the difference between the amount paid by Lessee and Lessee's Share of actual Expenses within fifteen (15) days after the receipt of Lessor's Expense Statement, and if the total amount paid by Lessee for any such year shall exceed Lessee's Share of actual Expenses for such year, such excess shall be credited against the next installment of the estimated Expenses or other rent due from Lessee to Lessor, or refunded to Lessee if at the end of the term of this Lease.

               5.2.4 ADJUSTMENT OF LESSEE'S SHARE. Lessor shall have the right to adjust Lessee's Share of any item comprising Expenses to allocate such Expenses among tenants in the Building in a reasonable and equitable manner based primarily upon the usage of and benefits afforded to such tenants; provided that Lessor can provide reasonable evidence justifying any such adjustment; and provided further that such Expenses shall not be so adjusted to increase Lessee's share thereof merely because one or more other leased premises at the Building are vacant.

               5.2.5 PRORATION OF EXPENSES. If any part of the first or the last years of the Lease Term shall include part of a calendar year, Lessee's obligations under this Section shall be apportioned so the Lessee shall pay only for such parts of such years as are included in the Lease Term. Lessor may, pending the determination of the amount of actual Expenses for the partial year in which the Term ends, furnish Lessee with a statement of estimated actual excess Expenses and Lessee's Share thereof for such partial Expense Year. Within fifteen (15) days after receipt of such estimated statement, Lessee shall remit to Lessor, as additional rent, the amount of Lessee's Share of anticipated Expenses. If there shall be an underpayment of Lessee's Share of Expenses, Lessee shall remit the amount of such underpayment to Lessor within fifteen (15) days of receipt of such statement, and if there shall have been an overpayment, Lessor shall remit the amount of any such overpayment to Lessee within fifteen
(15) days of the issuance of such statement.

               5.2.6 LESSOR'S BOOKS AND RECORDS. Lessor shall keep full and accurate books of account covering Expenses. Lessee shall have the right, at Lessee's cost, and within six months after Lessee's receipt of Lessor's Expense statement as described Section 5.2.3, to inspect and audit such books of account annually for the immediately preceding year at a reasonable time on ten (10) days' prior written notice to Lessor. Except in the event that Lessor has intentionally or fraudulently misstated actual Expenses for any such year, failure of Lessee to object to an audit of such books of account within such six-month period shall constitute Lessee's waiver of the right to object to, challenge, audit or contest the collection or allocation of Expenses for such year. If an audit discloses an overpayment of Expenses, Lessee shall receive a credit against the next payment of Expenses required, or a refund if at the end of the Lease term.

          5.3  [Intentionally deleted].

          5.4 LATE CHARGES. Lessee acknowledges that late payment of rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing charges and late charges which may be imposed upon Lessor by terms of any mortgage or deed of trust covering the Premises. Accordingly, if any rent shall not be received by Lessor or Lessor's designee within fifteen (15) days after it is due, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount, plus any reasonable attorneys' fees incurred by Lessor by reason of Lessee's failure to pay rent or other charges when due hereunder; provided, that if Lessee pays any rent five (5) or more days late on three (3) or more occasions in any twelve-month period, then the aforementioned 15-day grace period shall, for the remainder of the term hereof, be reduced to five (5) days. Acceptance of such late charges by Lessor shall not constitute a waiver of Lessee's default with respect to such overdue amount or prevent Lessor from exercising any of the other rights and remedies granted hereunder. Acceptance of late rent without collecting a late charge shall not be a waiver of Lessor's rights under this Section.

          5.5 SECURITY DEPOSIT. Lessee shall pay the Security Deposit to Lessor concurrently with Lessee's execution and delivery of this Lease. Lessor shall hold the Security Deposit to secure the faithful performance by Lessee of all of the terms, covenants, and conditions of this Lease to be kept and performed by Lessee during the Term hereof. If Lessee defaults with respect to any provision of this Lease beyond any applicable grace or cure periods, Lessor may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of rent or any amount which Lessor may spend by reason of Lessee's default or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of the Security Deposit is so used or applied, Lessee shall, within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount. Lessor shall not be required to keep the Security Deposit separate from its general funds, and Lessee shall not be entitled to interest on such deposit. If Lessee fully and faithfully performs every obligation of Lessee under this Lease, the Security Deposit or any balance thereof shall be returned to Lessee (or, at Lessor's option, to the last assignee of Lessee's interests hereunder) within 30 days after the expiration of the Lease Term and after Lessee has vacated the Premises. In the event of termination of Lessor's interest in this Lease, Lessor shall transfer the Security Deposit to Lessor's successor-in-interest, whereupon Lessor shall have no further liability for the return of or any accounting for the Security Deposit.

     6. TAXES. Lessee shall and agrees to pay all of the taxes referred to in this Section.

          6.1 REAL PROPERTY TAXES. Commencing on the Lease Commencement Date, Lessee shall pay Real Property Taxes to the extent the same are in the proportion the square footage of the Premises bears to the square footage of the Building against which such Real Property Taxes are assessed and are fairly attributable to the Term of this Lease. Lessee shall pay one-twelfth (1/12th) of its share of Real Property Taxes each month with and in addition to its monthly payment of Lessee's Share of Expenses. If any such Real Property Taxes have not yet been assessed, such payments shall be based upon Lessor's estimate thereof and adjusted by Lessor after such assessment is made so as to correspond Lessee's payments to its share of the actual amounts levied. "REAL PROPERTY TAXES" shall mean all real and personal property taxes, leasehold excise tax, assessments and charges levied upon or with respect to the Land and Building, including the Common Areas. Real Property Taxes shall include, without limitation, taxes on tenant improvements which are paid for by Lessor and not reimbursed by tenants; all general real property taxes, charges, and general and special assessments for transit, housing, police, fire, roadways, sidewalks, utility service systems and components, and other governmental services or purported benefits to the Land or Building, and service payments in lieu of taxes; and any other tax, fee or excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Property Taxes. Real Property Taxes shall not include any local, state or federal income, franchise, profit, estate, inheritance, gift, or transfer taxes of Lessor unless, due to a change in the method of taxation, any such tax is levied or assessed against Lessor as a substitute for, in whole or in part, any other tax that would otherwise constitute a Real Property Tax. If at any time during the Lease Term, any governmental authority levies or assesses against Lessor any tax, fee or excise on (a) rents payable under any lease of space or accruing from the use of space in the Building, (b) the business of renting space in the Building, (c) the act of entering into this Lease or any other lease of space in the Building, or (d) the use or occupancy by tenants of any space in the Building, such tax, fee or excise shall constitute a Real Property Tax. Real Property Taxes shall also include reasonable legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Property Taxes (provided that Lessor agrees to obtain Lessee's prior written consent prior to contesting or attempting to reduce or determine Real Property Taxes).

          6.2 BUSINESS AND LICENSE TAXES. Lessee shall pay all license and excise fees and occupation taxes covering its business conducted on the Premises. If any governmental authority levies a tax or license fee on rents payable under this Lease or rents accruing from use of the Premises or a tax or license fee in any form against Lessor or Lessee because of or measured by or based upon income derived from the leasing or rental thereof, or a transaction privilege tax, such tax or license fee shall be paid by Lessee, either directly if required by law, or by reimbursing Lessor for the amount thereof upon demand.

          6.3 PERSONAL PROPERTY TAXES. Lessee shall pay all taxes which are fairly attributable to the Term hereof and which are assessed against all of

Lessee's leasehold improvements, equipment, furniture, fixtures and any other personal property located in the Premises. If any or all of Lessee's leasehold improvements, equipment, furniture, fixtures and other personal property shall be assessed and taxed with the real property, Lessee shall pay to Lessor its share of such taxes within thirty (30) days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes applicable to Lessee's property.

     7. USE OF PREMISES.

          7.1 PERMITTED USES. Lessee shall use the Premises solely for the Permitted Use identified in the Basic Lease Terms. Lessee shall not use or permit the Premises to be used for any other purpose without the prior written consent of Lessor. Lessor represents and warrants that existing land use and zoning laws, codes and ordinances permit the Permitted Uses at the Premises.

          7.2 COMPLIANCE WITH LAWS. Lessee shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force relating to Lessee's use of the Premises and the condition of the Tenant Improvements, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition or use of the Premises, excluding structural changes to the Building not related to or affected by Lessee's improvements or use of the Premises. Without limiting the foregoing, and except for the Lessor's Work or any future work undertaken by Lessor in or about the Building, Lessee shall at all times keep, use and improve the Premises in compliance with the ADA, and shall be solely responsible for any changes to the Premises or changes to the Common Areas necessitated thereby relating in any way to Lessee's use, occupancy, or improvement to the Premises. Lessee shall maintain the Premises in a clean and sanitary condition. Lessee shall fully indemnify Lessor with respect to the obligations set forth in this Section. Lessor represents and warrants that, as of the applicable Occupancy Date for each portion of the Premises, that portion and the Building (other than Lessee's improvements) shall be in compliance with applicable laws, codes and ordinances, including without limitation the ADA.

          7.3  [Intentionally deleted].

          7.4  [Intentionally deleted].

          7.5 PROHIBITED USES. Without limiting the restrictions to the uses expressly permitted by this Lease, the Lessee further agrees as follows:

               7.5.1 INTERFERENCE WITH LESSEE. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or use or allow the Premises to be used for any use that will lessen the reputation of the Premises or be reasonably objectionable to other tenants.

               7.5.2 WASTE. Lessee shall take good care of and not commit or allow to be committed any waste in or upon the Premises.

               7.5.3 VIOLATION OF LAW. [Intentionally deleted.]

               7.5.4 INCREASE IN INSURANCE PREMIUMS. Lessee shall not permit anything to be done in or about the Premises or bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Premises or any of its contents or cause a cancellation of any insurance policy covering any part of said Premises or contents.

               7.5.5 HAZARDOUS SUBSTANCES. Except for cleaning solvents and other similar substances which are required for the Permitted Use, all of which shall be used, handled, stored, transported and disposed of by Lessee in accordance with all laws and regulations, Lessee shall not use, generate, transport, treat, store, dispose of or otherwise handle Hazardous Substances on the Premises without the prior written consent of Lessor. Lessor may withhold such consent in its sole discretion or may condition such consent upon Lessee's agreement to comply with requirements designed by Lessor. The term "HAZARDOUS SUBSTANCES" shall mean any and all hazardous, toxic, infectious or radioactive substances, wastes or materials as defined or listed by any federal, state or local statute, regulation or ordinance pertaining to the protection of human health or the environment and shall specifically include petroleum oil and its fractions. Upon expiration or termination of this Lease for any reason, Lessee shall remove from the Premises all Hazardous Substances and their containers brought onto the Premises by Lessee or its employees, agents, licensees, contractors or subtenants, and Lessee shall certify in writing to Lessor that no Hazardous Substance has been leaked, spilled, released or disposed on or about the Premises by Lessee or its employees, agents, licensees, contractors or subtenants during the Term of the Lease.

     Notwithstanding the foregoing, Lessor shall hold Lessee harmless from any claims, demands, actions, liabilities, expenses, damages and obligations of any nature--including costs of clearance and remedial measures--for any contamination existing on the Premises prior to occupation thereof by Lessee or caused by Lessor subsequent thereto, whether or not discovered prior to or after the Commencement Date.

               7.5.6 SIGNAGE. Lessee shall not erect or place, or permit to be erected or placed, or maintain any signs of any nature or kind whatsoever on the exterior walls or windows of the Premises or elsewhere in the Building, except as set forth in EXHIBIT F, without Lessor's prior written consent, which consent shall not be unreasonably withheld and which shall be deemed given if not disapproved by Lessor within ten (10) business days of submittal of signage materials by Lessee. Notwithstanding the parties' agreement regarding signage as set forth in EXHIBIT F, Lessee agrees to abide by all reasonable signage rules and regulations, if any, promulgated by Lessor and to install, at its sole expense, any signs required thereby. If the Building is designated as a historic building, Lessee acknowledges that it may be subject to special rules and restrictions regarding the size, design and character of all signs, and that all such signs shall be subject to such rules and restrictions. All signage is also subject to the Lessor's Sign Criteria attached hereto as EXHIBIT F.

     Lessor shall install at its expense tenant identification signage in the main lobby of the Building and on the Building's monument sign near the entrance thereto. Lessee shall also have the right to install at its sole cost and expense signage as set forth in Exhibit F, subject to all applicable laws, codes and ordinances. Lessor shall also provide marquee signage to Lessee.

          7.6 LESSEE'S CONSTRUCTION. Lessee shall construct all tenant improvements and shall conduct its operations so as to comply with the ADA to the extent applicable. Lessee hereby indemnifies and holds Lessor harmless against any and all costs, expenses, legal fees, fines and penalties incurred by Lessor due to the failure of Lessee to comply with the ADA (provided, however, such indemnity shall not extend to ADA matters which are included as part of Lessor's Work, which shall be the sole responsibility of Lessor).

          7.7 LESSOR'S RESERVATIONS. Lessee acknowledges that this Lease is granted subject to the following reserved rights and interests:

               7.7.1 USE OF APPURTENANT IMPROVEMENTS. Lessor reserves all air rights over the Premises, the use of the exterior walls and the roof; the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through the Premises in locations which will not materially interfere with Lessee's use thereof to serve other parts of the Building, and the right to use the land below the Premises in any manner not materially interfering with Lessee's use of the Premises.

               7.7.2 LESSOR'S ALTERATIONS AND ADDITIONS. Provided that there is no material interference with Lessee's use of the Premises, Lessor reserves the right at any time to make alterations or additions to and to build additional stories on the Building and to construct improvements adjoining the same. Provided that there is no material interference with Lessee's use of the Premises, Lessor also reserves the right from time to time to add land, parking areas and other improvements to the Land, to include the same within the Common Areas, to establish reasonable rules and regulations regarding tenants' access thereto, to assess reasonable charges therefor, and to make alterations thereof and improvements thereon.

               7.7.3 LESSOR'S EXCAVATION. If Lessor authorizes any excavation upon land adjacent to the Premises, Lessee shall permit the person doing the excavation to enter the Premises for the purpose of doing such work as Lessor deems necessary to preserve the walls of the Building from injury or damage and to support the same by proper piers, pilings, or foundations, without any claim for damage or indemnification against Lessor or diminution or abatement of rent, provided that there is no material interference with Lessee's use of the Premises caused thereby.

               7.7.4 ENTRY BY LESSOR. Lessor reserves and shall at any and all times have the right, upon not less than twenty-four (24) hours' prior written notice except in an emergency, to enter the Premises to inspect the same, to submit said Premises to prospective purchasers or tenants, to post notices of nonresponsibility, to repair the Premises and any portion of the Building of which the Premises are a part that Lessor may deem necessary or desirable, without abatement of rent, and Lessor may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, except the entrance to the Premises shall not be blocked thereby if the same can reasonably be avoided. Except to the extent caused by Lessor's gross negligence, Lessee waives any claim for damages or for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults, safes and files, and Lessor shall have the right to use any means to open said doors in an emergency to obtain entry to the Premises, all without liability to Lessee unless and to the extent Lessee suffers actual damages caused by any failure of Lessor to exercise reasonable care for Lessee's property under the circumstances of the entry. Lessor shall at all times keep Lessee apprised as to who has the key to the Premises. Any entry to the Premises obtained by Lessor pursuant to this Lease or applicable law shall not be construed to be a forcible or unlawful entry into, or a detainer of, the Premises or an eviction of Lessee from the Premises or any portion thereof. Subject to the other provisions of this Lease, Lessee shall have access to the Premises 24 hours a day, seven days a week.

               7.7.5 COMMON AREAS AND FACILITIES. Lessor gives to Lessee and its agents, employees, contractors and invitees a nonexclusive license to use the common areas and facilities which are designed for access and use by all of Lessor's tenants at the Building (the "COMMON AREAS"), subject to Lessor's rights to:

               (1) Establish and enforce reasonable uniform and nondiscriminatory rules and regulations for the maintenance, management, use and operation of the Common Areas.

               (2) Close any of the Common Areas to the extent required in the reasonable opinion of Lessor to prevent a dedication of any of the Common Areas or the accrual of any rights of any person or of the public to the Common Areas.

               (3) Close any of the Common Areas temporarily for purposes of cleaning, maintenance, repair, alterations, improvements or additions.

               (4)  Designate other property to become part of the Common Areas.

               (5) Make changes to the Common Areas, including, without limitation, changes in the arrangement and/or location of passageways, doors, doorways, corridors, elevators, stairs, or toilets; provided, however, Lessor shall not make any change which will prevent access to the Premises or materially change the character of the Building.

               (6) Limit access to parts of the Common Areas to retail or office tenants and their respective employees, agents, invitees and licensees.

     8. LESSEE'S ALTERATIONS AND ADDITIONS. Other than Lessee's Work as provided elsewhere in this Lease, and except for nonstructural alterations, additions or improvements costing less than $5,000 per calendar year, Lessee shall not make or allow to be made any alterations, additions or improvements to the Premises or any part thereof or change to the appearance of the Premises without the prior written consent of Lessor in each instance, not to be unreasonably withheld. Any alterations, additions or improvements to the Premises made by Lessee shall be at Lessee's sole cost and expense and made by a contractor approved by Lessor. Any alterations, additions or improvements to the Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting trade fixtures, shall at once become a part of the realty and belong to Lessor and shall be surrendered with the Premises unless Lessor requires the same or any portion thereof to be removed upon the expiration or termination of this Lease. Notwithstanding the foregoing, at the time Lessor reviews Lessee's plans and specifications for proposed alterations, additions and improvements, Lessor shall inform Lessee which must be so removed; provided that Lessor may elect to require Lessee to remove any and all alterations, additions and improvements made in violation of the first sentence of this Section 8. If and to the extent Lessor requires such removal, Lessee shall, at its expense, remove its alterations, additions or improvements upon the expiration or termination of this Lease and promptly repair any damage to the Premises caused by such removal.

     9.   MAINTENANCE.

          9.1 LESSOR'S OBLIGATIONS. Subject to inclusion as Expenses (provided that expenses for any of the following items that constitute capital repairs, improvements, betterments, and/or replacements must be amortized over the useful life of the item, together with interest on the unamortized balance at the prime rate of interest then being charged by Seattle-First National Bank), Lessor shall maintain or cause to be maintained in reasonably good order and condition the common and public areas and facilities of the Building; the central heating, ventilation and air conditioning, water, sewer, fire protection, exterior mechanical and exterior electrical distribution systems and equipment serving the Building; and the structural portions of the roof, piers, pier pilings, and Building, and shall provide patrolled security service to the Building. Lessor shall be solely responsible for keeping the Building in good condition and repair except as otherwise specifically set forth herein as an obligation of Lessee. If any such maintenance or repair is required because of the act or omission of Lessee or any person claiming through Lessee, or any of their respective agents, employees, contractors, or invitees, all costs and expenses incurred by Lessor which are not reimbursed by Lessor's insurance (or would not be covered by insurance which Lessor is required elsewhere in this Lease to maintain) shall be paid by Lessee on demand. Lessor shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall continue for an unreasonable time after written notice of the need of such repairs or maintenance is given to Lessor by Lessee (such period not to exceed thirty (30) days, but provided, however, that if the nature of the required repair or maintenance is such that more than thirty (30) days are required for its cure (including, for instance, the time required to obtain necessary construction permits and approvals), then Lessor shall not be deemed to be in default if it commences such cure within such thirty (30)-day period and thereafter diligently prosecutes the same to completion). Except as otherwise provided in this Lease, there shall be no abatement of rent and no liability of Lessor by reason of any injury to or interference with Lessee's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Lessee shall not have the right to make repairs at Lessor's expense.

          9.2 LESSEE'S OBLIGATIONS. Lessee shall, at Lessee's sole cost and expense, keep the Premises and every part thereof in good condition and repair (except to the extent otherwise specifically set forth herein as an obligation of Lessor), including, without limitation, the maintenance, replacement and repair of any doors and door hardware, windows, plate glass, glazing, plumbing, pipes, grease traps, vents and hoods, exhaust systems, and electrical wiring and conduits within the Premises. Lessee shall, upon the expiration or sooner termination of this Lease, surrender the Premises to Lessor in good condition, broom clean, ordinary wear and tear and damage by condemnation and by casualty excepted. Any damage to adjacent premises or Common Areas caused by Lessee's use of the Premises which is not reimbursed by Lessor's insurance (or would not be covered by insurance which Lessor is required elsewhere in this Lease to maintain) shall be repaired upon Lessor's demand at the sole cost and expense of Lessee. In addition, Lessee agrees to provide janitorial services to the Premises at its sole cost.

     10. LIENS. Lessee shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. Lessor may require, at Lessor's sole option, that Lessee provide to Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one hundred fifty percent (150%) of the estimated cost of any improvements, additions or alterations in the Premises which Lessee desires to make to insure Lessor against any liability for mechanics' and materialmen's liens and to insure completion of the work. If a lien is asserted because of work performed by or for Lessee, Lessee shall, within ten (10) days after Lessor's request, either cause the lien claim to be paid in full or shall post a lien release bond in the amount of one hundred fifty percent (150%) of the amount of the lien. If Lessee fails to do so, Lessor may pay the amount of the lien and recover the amount so paid plus interest at twelve percent (12%) per annum from Lessee.

     11.  UTILITIES.

          11.1 SERVICES PROVIDED. Lessor shall install and operate at Lessor's cost metering systems in or around the Premises to measure Lessee's use of electricity, water and HVAC, and Lessee shall pay for such utility use (in the case of water and electricity, directly to the utility provider; and in the case of HVAC, to Lessor). Lessee shall thus be solely responsible for determining the amount and duration of use of the HVAC, water and electricity supplied to the Premises. Lessee, at its sole cost and expense, may install a back-up generator in a location reasonably acceptable to Lessor.

          11.2 INTERRUPTION OF SERVICES. Unless due to the gross negligence or willful omission of Lessor, Lessor shall not be in default under this Lease and shall not be liable for any damage directly or indirectly resulting from, nor shall Lessee be relieved of any of its obligations hereunder by reason of:

               (1) The installation, use or interruption of use of any equipment in connection with the furnishing of any utilities or services.

               (2) The failure to perform or furnish, or the delay in performing or furnishing, any maintenance, repair, utilities or services where such failure or delay is caused by acts of God, the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Lessor, or by the making of repairs or improvements to the Premises or the Building.

               (3) The limitation, curtailment, rationing or restriction of use of water or electricity, gas or any other form of energy or any other service or utility serving the Premises or the Building by a public authority or utility supplier. Lessor shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state, or local government agencies or utility suppliers in reducing energy or other resource consumption.

     12. LESSEE'S ASSUMPTION OF RISK AND INDEMNITY.

          12.1 LESSOR NOT LIABLE. Except to the extent caused by Lessor's breach of this Lease or the gross negligence or intentional misconduct of Lessor or any of its officers, agents, employees, guests or invitees, Lessor or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place. Except to the extent caused by Lessor's breach of this Lease or the gross negligence or intentional misconduct of Lessor or any of its officers, agents, employees, guests or invitees, Lessor shall in no event be responsible for any loss to the property or injury of Lessee, or any loss or injury of any agent, independent contractor, employee, licensee, invitee or customer of Lessee, however the same may occur, and Lessee shall be solely responsible for carrying insurance against such loss. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of the Building. Lessee shall give prompt notice to Lessor in case of casualty or accidents in the Premises. Lessor shall obtain and maintain throughout the Term property and liability insurance in amounts and with coverages and deductibles as may be required pursuant to the DNR Ground Lease and otherwise that would be maintained by reasonably prudent holders of similarly situated properties in the general vicinity of the Building.

          12.2 LESSEE'S INDEMNIFICATION. Except to the extent Lessor has specifically waived its right of recovery in this Lease, Lessee shall indemnify and hold Lessor harmless against and from any and all claims arising from Lessee's use of the Premises or from the conduct of its business or from any activity, work or other things done, permitted or suffered by Lessee in or about the Premises, and shall further indemnify and hold harmless Lessor against and from any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or negligence of Lessee, or any officer, agent, employee, guest or invitee of Lessee, and from all costs, attorneys' fees and liabilities incurred in connection with the defense of any such claim or any action or proceeding brought thereon. In any action or proceeding brought against Lessor by reason of such claim, Lessee, upon notice from Lessor, shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than Lessor's gross negligence or intentional misconduct, and Lessee hereby waives all claims in respect thereof against Lessor. In no event shall any indemnity in the Lease by Lessee apply to the extent of the gross negligence or intentional misconduct of Lessor or its agents, employees, contractors, or invitees.

               12.2.1 LESSOR'S INDEMNIFICATION. Except to the extent Lessee has specifically waived its right of recovery in this Lease, Lessor shall indemnify and hold Lessee harmless against and from any and all claims arising from any breach or default in the performance of any obligation on Lessor's part to be performed under the terms of this Lease, or arising from any intentional misconduct or gross negligence of Lessor, or any officer, agent, employee, guest or invitee of Lessor, and from all costs, attorneys' fees and liabilities incurred in connection with the defense of any such claim or any action or proceeding brought thereon. In any action or proceeding brought against Lessee by reason of such claim, Lessor, upon notice from Lessee, shall defend the same at Lessor's expense by counsel reasonably satisfactory to Lessee. In no event shall any indemnity in the Lease by Lessor apply to the extent of the gross negligence or intentional misconduct of Lessee or its agents, employees, contractors, or invitees.

               12.2.2 WAIVER OF INDUSTRIAL INSURANCE ACT IMMUNITY. Solely for the purpose of effectuating each party's indemnification obligations under this Lease, and not for the benefit of any third parties (including but not limited to employees of Lessor or Lessee), each party specifically and expressly waives any immunity that may be granted it under this Washington State Industrial Insurance Act, Title 51 RCW. Furthermore, the indemnification obligations under this Lease shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable to or for any third party under Worker Compensation Acts, Disability Benefit Acts or other employee benefit acts. The parties acknowledge that the foregoing provisions of this Section have been specifically and mutually negotiated between the parties.

          12.3 WAIVER OF SUBROGATION. As long as and to the full extent their respective insurers so permit, Lessor and Lessee hereby mutually waive their respective rights of recovery against each other for any property damage to the extent insured by any insurance policies or which would have been insured had the parties maintained the policies required hereunder to be maintained. Each party shall make a good faith effort to obtain any special endorsements required by their insurer to evidence its agreement with such waiver.

          12.4 LIABILITY INSURANCE. Lessee shall, at Lessee's expense, obtain and keep in force during the Term of this Lease a policy of comprehensive public liability insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be issued by and insurance company licensed to do so in the State of Washington having a rating of no less than A-VIII by A.M. Best, written on a claims made basis and encompass all occurrences within the Term of this Lease in the amount of not less than Three Million Dollars ($3,000,000) per occurrence for personal injury or death and property damage. The limit of any such insurance shall not, however, limit the liability of Lessee hereunder. If Lessee shall fail to procure and maintain said insurance, Lessor may, but shall not be required to, procure and maintain same, but at the expense of Lessee. Lessee shall deliver to Lessor copies of policies of liability insurance required herein or Evidence of Insurance showing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor listing Lessor as an additional insured, with an endorsement requiring at least thirty (30) days' prior written notice to Lessor prior to cancellation or modification. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Lessor may carry. Said policy, or an exact copy thereof, Evidences thereof issued by the insurer or its authorized agent, and receipts evidencing the timely payment of all premiums therefor shall be promptly delivered to Lessor upon request.

     Not more frequently than every three years during the Term of this Lease, Lessor may require increases in the amount of liability coverage required to be maintained by Lessee if Lessor reasonably determines that increased coverages are consistent with then prudent leasing practices for similarly situated uses.

     If, during the Term of this Lease, Lessee sells alcoholic beverages from the Premises (whether or not a license is required for the sale of such beverages), Lessee shall also maintain liquor liability insurance in such amounts, and with such coverages and endorsements, as Lessor may reasonably require.

     13. RECONSTRUCTION OF DAMAGE BY CASUALTY.

          13.1 REPAIR REQUIREMENTS; ABATEMENT OF RENT. If the Premises are damaged by fire or other insured casualty and the estimated costs to repair the same are less than Two Hundred Fifty Thousand Dollars ($250,000), Lessor shall repair the same; provided, however, Lessor may elect not to restore damage (a) which occurs within the last six (6) months of the Lease Term (unless Lessee has exercised a renewal option), (b) which is not covered by Lessor's insurance policy (permitted deductibles excepted) or the proceeds of which are not available to pay the costs of restoration, or (c) any other portion of the Building is damaged to the extent Lessor elects not to restore the same. If the Premises or any other portion of the Building are so damaged and Lessor's estimate of the repair costs exceeds Two Hundred Fifty Thousand Dollars ($250,000), either party may elect to cancel this Lease; provided that, if this Lease is not cancelled by either party and Lessor so elects to repair, Lessor shall not be obligated to spend more than the amount of the insurance proceeds paid for such casualty. If Lessor elects to repair the damage, it shall diligently pursue such repair, subject to force majeure, to completion in a commercially reasonable manner, and this Lease shall remain in effect and Lessee shall be entitled to a proportionate reduction of the Base Rent from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage and repairs interfere with the business carried on by Lessee in the Premises. If the damage is due to the fault or neglect of Lessee or its employees, there shall be no abatement of rent.

          13.2 CANCELLATION OF LEASE. In any situation where a party has the right to cancel the Lease as aforesaid due to damage or destruction, that party shall give written notice of said election within sixty (60) days after the date of the damage and this Lease shall end as of the date specified in such notice. If this Lease is so canceled, all interest of Lessee in the Premises shall terminate on the date specified in such notice and the rent shall be paid up to the date of such termination, with Base Rent reduced by the extent, if any, to which such damage interfered with the business carried on by Lessee in the Premises. If Lessor is not able to complete restoration of the Building within twelve (12) months following the date of damage, Lessee may elect to terminate this Lease (provided that the damage was not due to the fault or negligence of Lessee or its agents, employees or independent contractors).

          13.3 REPAIR OF LESSEE'S PROPERTY. Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any leasehold improvements, fixtures, any plate glass anywhere on or about the Premises, or other personal property of Lessee. Lessee shall promptly repair all such items following any such casualty.

     14. EMINENT DOMAIN.

          14.1 TOTAL CONDEMNATION. If the whole of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the Term of this Lease shall terminate and cease as of the date that title or possession shall be transferred in such proceeding, whichever shall first occur, and all rent shall be paid up to that date and Lessee shall have no claim against Lessor for the value of any unexpired Term of this Lease.

          14.2 PARTIAL CONDEMNATION. If more than twenty percent (20%) of the Premises is appropriated or condemned by eminent domain, or if such portion of the Land or Building is appropriated or condemned which materially affects the ability of Lessee physically to operate its business and Lessor is unable to remodel in such a way as to restore the Premises, then Lessor and Lessee both shall have the right to terminate this Lease upon notice to the other party within thirty (30) days after being notified of the appropriation or condemnation. This Lease shall be deemed terminated as of the date title or possession shall be transferred to the condemning authority, whichever shall first occur. If less than twenty percent (20%) of the Premises is appropriated or condemned or if such portion of the Land or Building is appropriated or condemned which does not affect Lessee's ability to operate its business, or if neither party elects to terminate the Lease as provided herein, then Lessor promptly shall restore the Premises to a condition comparable to its condition at the time of the appropriation or condemnation, less the portion lost in the appropriation or condemnation, and this Lease shall continue in full force and effect; provided, however, the Base Rent and Lessee's Share of Expenses due hereunder shall abate, as of the date title or possession shall be transferred to the condemning authority, whichever shall first occur, to an amount equal to the base rent otherwise payable multiplied by a fraction, the numerator of which is the square footage of space remaining in the Premises and the denominator of which is the square footage of space originally part of the Premises.

          14.3 LESSOR'S DAMAGES. In the event of any condemnation or taking, whether whole or partial, Lessee shall not be entitled to any part of the award as damages or otherwise for such condemnation, Lessee hereby expressly waiving any claim or right to any part thereof.

          14.4 LESSEE'S DAMAGES. Although all damages in the event of any condemnation are to belong to Lessor, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such amount as may be separately awarded or recoverable by Lessee in Lessee's own right on account of any and all damage to Lessee's property by reason of the condemnation and for or on account of any costs or loss to which Lessee might be put in removing furniture, fixtures and equipment.

          14.5 TEMPORARY TAKING. No temporary taking of the Premises and/or of Lessee's rights therein or under this Lease shall terminate this Lease or give Lessee any right to any abatement of rent hereunder. Any award made to Lessee by reason of any such temporary taking shall belong entirely to Lessee, and Lessor shall not be entitled to share therein.

          14.6 VOLUNTARY SALE. A voluntary sale by Lessor to any public body or agency having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking under the power of eminent domain.

     15. LESSEE'S DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Lessee:

               (1) The vacating or abandonment of the Premises by Lessee or the failure of Lessee to keep the Premises continuously open for business to the public as required by this Lease.

               (2) Lessee's failure to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Lessor to Lessee.

               (3) Except as provided in (1), (2) and (4) of this Section, any failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee where such failure shall continue for a period of thirty (30) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within five (5) days after Lessor's notice and thereafter diligently prosecutes such cure to completion.

               (4) The making by Lessee of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt, of a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within ninety (90) days); or the appointment of a trustee or a receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within ninety (90) days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged in ninety (90) days.

               (5) Any assignment or subletting by Lessee in violation of this Lease.

     16. LESSOR'S REMEDIES UPON DEFAULT. In the event of any default under or breach of this Lease by Lessee (after any applicable cure periods have expired), Lessor may, at any time thereafter, with or without notice or demand and without limiting any right or remedy which Lessor may have by reason of such default or breach, exercise any of the following remedies:

               (1) Lessor may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Lessor does not terminate this Lease, and Lessor shall have the right to collect rent and other amounts when due.

               (2) Lessor may terminate Lessee's right to possession of the Premises at any time by giving written notice to that effect and may relet the Premises and no other notice shall be required. Lessee shall be liable immediately to Lessor for all costs Lessor incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining Term of this Lease and for a part or all of the Premises. No act by Lessor other than giving written notice to Lessee shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Lessor's initiative to protect Lessor's interest under this Lease shall not constitute a termination of Lessee's right to possession. On termination, Lessor has the right to remove all Lessee's personal property which Lessee does not remove and store same at Lessee's cost and to recover from Lessee as damages:

     (i) The worth at the time of award of unpaid rent and other sums due and payable which had been earned at the time of termination; plus

     (ii) The worth at the time of award of the amount by which the unpaid rent and other sums which would have been payable after termination but before the time of award exceeds the amount of such rent loss that Lessee proves could have been reasonably avoided; plus

     (iii) The worth at the time of award of the amount by which the unpaid rent and other sums due and payable for the balance of the regularly scheduled Term and any exercised extensions thereof after the time of award exceeds the amount of such rent loss that Lessee proves can be reasonably avoided; plus

     (iv) The other amounts which are necessary to compensate Lessor for the damages proximately caused by Lessee's failure to perform Lessee's obligations under this Lease or which would be likely to result therefrom: (1) in retaking possession of the Premises; (2) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new lessee or lessees; (3) for leasing commissions; or (4) for any other costs necessary or appropriate to relet the Premises. Lessor shall also be entitled to recover the unamortized cost of any Lessor's Work, Tenant Improvement Allowance, and free/reduced rent periods or other incentives granted to Lessee under this Lease, such unamortized portion being determined by reference to the number of months during which Lessee was not in default under this Lease and the total number of months in the initial Lease Term and any exercised extensions thereof, all on a straight line basis. The "worth at the time of award" of the amounts referred to in subsections (i) and (ii) above is computed by allowing interest at the Default Rate (as hereinafter defined) on the unpaid rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in subsection (iii) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award.

               (3) Lessor may perform or provide the same, together with interest on such costs accruing at the lesser rate (the "DEFAULT RATE") of
     (i) twelve percent (12%) per annum, or (ii) the maximum rate permitted by applicable law, computed from the date of Lessor's payment of such costs to the date of reimbursement.

               (4) Lessor may have a receiver appointed for Lessee to take possession of the Premises and to apply any rent collected from the Premises and to exercise all other rights and remedies granted to Lessor as an attorney-in-fact for Lessee.

               (5) Lessor may attach, assemble, store and dispose of all of Lessee's fixtures and property remaining on the Premises.

               (6) Lessor may pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of Washington. Lessor may sue periodically to recover damages as they accrue under this Lease, and no one action for accrued damages shall be a bar to a later action for damages subsequently accruing.

     17. LESSOR'S DEFAULT. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing and specifying how Lessor has failed to perform such obligations and the acts required to cure the same; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. A Lessor default under the DNR Ground Lease that results in a termination thereof shall also constitute a default under this Lease.

     18. LESSEE'S REMEDIES UPON DEFAULT. Lessee shall have the right to recover its actual damages caused by any default of Lessor under this Lease. In no event shall Lessee have the right to offset damages against rent or to terminate this Lease as a result of Lessor's default, or to seek consequential or punitive damages against Lessor for a default hereunder.

     19. ASSIGNMENT AND SUBLETTING.

          19.1 REQUIRED CONSENTS. Lessee shall not, without the prior written consent of Lessor, which shall not be unreasonably withheld, delayed or conditioned, pursuant to the terms and conditions below, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Lessee. For the purposes hereof, any corporate or partnership dissolution, liquidation or merger, which results in a change of ownership of a majority of Lessee's shares, and any transfer of the corporate shares or general partnership interests holding a majority of the voting rights in Lessee, whether in a single or any number of transactions cumulatively, shall be considered an assignment of this Lease. Any of the foregoing acts without Lessor's prior written consent shall be void and shall, at the option of Lessor, terminate this Lease. This Lease shall not, nor shall any interest of Lessee herein, be assignable by operation of law without the written consent of Lessor. Lessor may not exercise any recapture rights when Lessee requests consent for subleases with terms of not more than two (2) years which demise not more than 5,000 RSF.

          19.2 LESSOR'S OPTIONS AND APPROVAL STANDARDS. If Lessee desires to assign this Lease or sublet all or any part of the Premises, Lessee shall give notice to Lessor setting forth the terms and provisions of the proposed assignment or sublease and the identity of the proposed assignee or subtenant. Lessee shall promptly supply Lessor with such information concerning the business background and financial condition of such proposed assignee or subtenant as Lessor may reasonably request. Lessor shall have the option, exercisable by notice given to Lessee within (20) days after Lessee's notice is given, either to (i) sublet such space from Lessee at the rental and on the other terms set forth in this Lease for the Term set forth in Lessee's notice (excluding any provisions restricting further assignments or subletting), or, in the case of an assignment, to terminate this Lease by written notice to Lessee;
(ii) approve the subletting or assignment, under the terms and conditions of Sections 19.4 and 19.5 below; or (iii) deny the requested assignment or subletting by written notice to Lessee. If Lessor elects to terminate this Lease pursuant to (ii) above, Lessee may, by written notice given to Lessor within ten
(10) days after receipt of Lessor's written termination notice, elect to rescind its request for consent, whereupon Lessor's termination notice shall be ineffective and this Lease shall continue in full force and effect as if Lessee had not requested Lessor consent to an assignment.

          19.3 PERMITTED TRANSFERS. Notwithstanding the provisions above, Lessee may assign this Lease or sublet the Premises or any portion thereof, without the Lessor's consent and without extending any recapture or termination option to Lessor, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from a merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee's business as a going concern, provided that (a) the assignee or sublessee assumes, in full, the obligations of Lessee under this Lease, and
(b) the Premises continue to be occupied and used only for the purposes expressly permitted by this Lease, and (c) the transferee (and any guarantors thereof) has a net worth of not less than $20 million and otherwise satisfies Lessor's then-current credit standards for tenants of the Building, and in Lessor's reasonable opinion has the financial strength and stability to perform all obligations under this Lease to be performed by Lessee as and when they fall due.

          19.4 NO RELEASES. No subletting or assignment (including those deemed approved pursuant to Section 19.3) shall release Lessee from Lessee's obligations under this Lease or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. As a condition to Lessor's approval, any potential assignee otherwise approved by Lessor shall assume all obligations of Lessee under this Lease and shall be jointly and severally liable with Lessee for the payment of rent and performance of all terms, covenants and conditions of this Lease. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee or subtenant of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against such assignee, subtenant or successor. Lessor may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Lessee after notice to Lessee, or any successor of Lessee, but without obtaining its or their consent thereto, and any such actions shall not relieve Lessee of liability under this Lease.

          19.5 CONDITIONS TO LESSOR'S CONSENT. If Lessor has not elected option
(i) in Section 19.2 above, it will not unreasonably withhold its consent to an assignment or subletting if all of the following conditions precedent are fully and completely satisfied:

               (1) The proposed transferee (and any guarantors thereof) has a net worth of not less than $20 million and otherwise satisfies Lessor's then-current credit standards for tenants of the Building, and in Lessor's reasonable opinion has the financial strength and stability to perform all obligations under this Lease to be performed by Lessee as and when they fall due; and

               (2) The proposed transferee will use the Premises for a purpose which in Lessor's reasonable opinion will be lawful, is consistent with the permitted uses of the Premises pursuant to this Lease, is consistent with the general character of business carried on by tenants of first-class waterfront buildings, does not conflict with any exclusive rights or covenants not to compete in favor of any other tenant or proposed tenant in the Building, will not increase the likelihood of damage or destruction, will not increase the rate or wear and tear on the Premises or Building, will not likely cause an increase in Lessor's insurance premiums for the Building (unless the proposed transferee agrees to pay for such increase), and will not require new tenant improvements to the Building or the Premises;

               (3) Lessee has paid to Lessor a fee of $750.00 in advance each time Lessee or any permitted assignee, subtenant, or other transferee requests Lessor's consent, to compensate Lessor for the time and expense incurred in reviewing such request; and

               (4) The assignment or sublease shall be on the same terms set forth in the request notice given to Lessor;

               (5) No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises until an executed counterpart of such assignment or sublease and the assignee's or sublessee's assumption of Lessee's obligations under this Lease has been delivered to Lessor;

               (6) No assignee or sublessee shall have a further right to assign or sublet except on the terms herein contained or as otherwise permitted in this Lease; and

               (7) Half of any sums or other economic consideration received by Lessee as a result of such assignment or subletting, however denominated under the assignment or sublease, which exceed, in the aggregate, (i) the total sums which Lessee is obligated to pay Lessor under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) any real estate brokerage commissions or fees payable in connection with such assignment or subletting, shall be paid to Lessor as additional rent under this Lease without affecting or reducing any other obligations of Lessee hereunder.

     20. GENERAL PROVISIONS.

          20.1 RULES AND REGULATIONS. Lessee shall faithfully observe and comply with the reasonable rules and regulations that Lessor shall from time to time promulgate and/or modify with respect to use of the Premises, Common Areas and common facilities. The rules and regulations shall be binding upon Lessee thirty
(30) days after delivery of a copy of them to Lessee. Lessor shall not be responsible to Lessee for the nonperformance of any of said rules and regulations by any other tenants. A copy of Lessor's current rules are attached hereto as EXHIBIT C.

          20.2 INTERPRETATION.

               20.2.1 PLATS AND RIDERS. Clauses, plats, riders and addenda, if any, affixed to this Lease are a part hereof.

               20.2.2 CONSTRUCTION AS COVENANTS. Wherever in this Lease it is provided that either party shall or will make any payment or perform or refrain from performing any act or obligation, each such provision shall, even though not so expressed, be construed as an express covenant to make such payment or to perform, or not to perform, as the case may be, such act or obligation.

               20.2.3 SECTION HEADINGS. The Section headings and article titles of this Lease shall have no effect upon the construction or interpretation of any part hereof.

               20.2.4 TIME OF PERFORMANCE. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

               20.2.5 PARTIAL INVALIDITY. Any provision of this Lease which is held to be invalid, void or illegal by any court of competent jurisdiction shall in no way affect, impair or invalidate any other provision hereof.

               20.2.6 RENT. All references to "rent" in this Lease shall include Base Rent, Lessee's Share of Expenses, and all other charges and fees payable by Lessee hereunder.

               20.2.7 UNITED STATES FUNDS. All sums herein mentioned shall be conclusively deemed to refer to the lawful currency of the United States.

               20.2.8 CHOICE OF LAW. This Lease shall be governed by the laws of the State of Washington.

          20.3 LEGAL RELATIONSHIPS.

               20.3.1 AUTHORITY OF PARTIES. Each individual executing this Lease on behalf of Lessee represents and warrants that he or she is duly authorized to execute and deliver this Lease and that this Lease is binding upon Lessee in accordance with its terms.

               20.3.2 NO PARTNERSHIP. This Lease shall not be construed as establishing a partnership or joint venture between Lessor and Lessee, and neither party shall be liable for the debts or obligations of the other, except to the extent specifically and expressly agreed to herein. Except as provided herein, neither party hereto may make any representation or create any liability on behalf of the other, and no rights in any third party shall arise by virtue of these presents.

               20.3.3 JOINT OBLIGATION. If there be more than one Lessee or assignee of Lessee, the obligations hereunder imposed shall be joint and several.

               20.3.4 SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the restrictions upon assignments, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

          20.4 REMEDIES AND LIABILITY.

               20.4.1 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies available at law or in equity.

               20.4.2 GUARANTY. [Intentionally deleted].

               20.4.3 NO WAIVERS. No express or implied waiver by either party of any event of default shall in any way be or be construed to be a waiver of any future or subsequent event of default. The written waiver by either party of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding default by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding default at the time of the acceptance of such rent.

               20.4.4 INABILITY TO PERFORM. Except to the extent otherwise provided in this Lease, and except for Lessee's monetary obligations hereunder, this Lease and the obligations of the parties hereunder shall not be affected or impaired because such party is unable to fulfill any of its obligations hereunder or is delayed in doing so if such inability or delay is caused by reason of strike, labor troubles, acts of God or any other cause beyond the reasonable control of such party.

               20.4.5 SALE OF PREMISES BY LESSOR. In the event of any sale of the Premises by Lessor, Lessor shall automatically be released from all liability under this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale.

               20.4.6 LIMITATION ON LIABILITY. Anything in this Lease to the contrary notwithstanding, no shareholder, trustee, officer, employee or agent of the parties shall be personally liable for any debt, claim, demand, judgment, decree, liability or obligation of any kind (in tort, contract or otherwise) (each of which, a "Claim") of, against or with respect to such party arising out of any action taken or omitted to be taken for or on behalf of such party under and pursuant to this Lease. With respect to Claims against Lessor, resort shall be made solely to Lessor's interest in the Land and Building for the payment or performance thereof.

               20.4.7 ATTORNEYS' FEES. If any action or proceeding is brought by either party against the other under this Lease, the substantially prevailing party shall be entitled to recover from the other party the reasonable fees of its attorneys and court costs in such action or proceeding, including costs of appeal and on petition for review, if any.

          20.5 LENDERS' REQUIREMENTS.

               20.5.1 DNR, LENDERS' REQUIRED REVISIONS. Lessee agrees to make such changes herein as may be requested by Lessor's lenders or DNR so long as such do not increase amounts due from Lessee hereunder or otherwise materially alter its rights or obligations hereunder.

               20.5.2 LESSEE'S STATEMENT. Lessee shall, upon not less than ten
(10) days' prior written notice from Lessor, execute, acknowledge and deliver to Lessor a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the date to which the rental and other charges are paid, (b) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed, and (c) setting forth the date of commencement of rents and expiration of the Term hereof. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Land.

               20.5.3 SUBORDINATION, ATTORNMENT. Upon the request of Lessor, Lessee shall, in writing, subordinate its rights hereunder to the lien of any mortgage or deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the Premises; provided that, with respect to mortgages and deeds of trust granted subsequent to the date of mutual execution hereof, Lessee's use and occupancy of the Premises shall not be disturbed so long as Lessee is not in default beyond applicable notice and cure periods. If any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Lessor covering the Premises, Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Lessor under this Lease. The provisions of this Section to the contrary notwithstanding, and so long as Lessee is not in default hereunder, this Lease shall remain in full force and effect for the full Term hereof. Lessor agrees that if Lessee timely pays the Rent and performs the terms and provisions hereunder, Lessee shall hold and enjoy the Premises during the Term, free of lawful claims by any party acting by or through Lessor, subject to all other terms and provisions of this Lease.

          20.6 BROKERS. Each party warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than CB Richard Ellis, Inc., (Lessor's broker) and Flinn Ferguson (Lessee's broker) and each party knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Lessor shall pay a fee to Flinn Ferguson for services rendered of $3.50 per RSF of the Premises, one-half (1/2) of which shall be paid to Flinn Ferguson upon execution of this Lease, and the remaining one-half (1/2) of which shall be paid to Flinn Ferguson on the Occupancy Date as to the Initial Phase I Space.

          20.7 VENUE. The venue of any action brought to interpret or enforce any of the terms of this Lease or otherwise adjudicate the rights or liabilities of the parties hereto shall be laid in the county in which the Premises are located.

          20.8 NOTICES. All notices and demands which may or are to be required or permitted to be given hereunder shall be in writing. All notices and demands by Lessor to Lessee shall be sent by U.S. mail, postage prepaid, addressed to Lessee at its address listed below or to such other place as Lessee may from time to time designate in a written notice to Lessor. All notices and demands by Lessee to Lessor shall be sent by U.S. mail, postage prepaid, addressed to Lessor at the address listed below, and to such other person or place as Lessor may from time to time designate in a notice to Lessee. The parties' initial addresses for notices shall be as stated in the Basic Lease Terms.

          20.9 RECORDATION. Neither Lessor nor Lessee may record this Lease.

               20.10 ENTIRE AGREEMENT. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding upon any party until fully executed by both parties hereto.

               20.11 ADDITIONAL PROVISIONS. Any additional provisions of this Lease are set forth in EXHIBIT D attached hereto and by this reference incorporated herein. IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.


LESSOR:                                 TRIAD PIER 70 LLC, a Washington limited
                                        liability company


                                        By:
                                           -------------------------------------
                                        Print Name:  Frederick W. Grimm
                                        Title:  Managing Member


LESSEE:                                 GO2NET INC., a Delaware corporation



                                        By:
                                           -------------------------------------
                                        Print Name:  Ethan A. Caldwell
                                        Title:  General Counsel and Corporate
                                                Secretary
                                        Address (Until the Occupancy Date as to
                                        the Initial Phase I Premises):

                                                   Go2Net, Inc.
                                                   999 Third Avenue, Suite 4700
                                                   Seattle, WA  98104

STATE OF WASHINGTON
                       ss.
COUNTY OF KING

     I certify that I know or have satisfactory evidence that FREDERICK W. GRIMM is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the MANAGING MEMBER of TRIAD PIER 70 LLC, a limited liability company, to be the free and voluntary act of such limited liability company for the uses and purposes mentioned in the instrument.

  Dated this _____ day of ___________, 1999.


                                     -----------------------------------------
                                               (Signature of Notary)

                                     -----------------------------------------
                                         (Legibly Print or Stamp Name of Notary)
                                       Notary public in and for the state of
                                       Washington, residing at
                                                               -----------------
                                       My appointment expires
                                                              ------------------

STATE OF
         -------------
                        ss.
COUNTY OF
          ------------

     I certify that I know or have satisfactory evidence that ETHAN A. CALDWELL is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the General Counsel and Corporate Secretary of GO2NET INC., a Delaware corporation, to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

  Dated this _____ day of ___________, 1999.


                                     -----------------------------------------
                                              (Signature of Notary)

                                     -----------------------------------------
                                         (Legibly Print or Stamp Name of Notary)
                                     Notary public in and for the state of
                                     _____________  , residing at ______________

                                   EXHIBIT A

                            [Schematic of Premises]


                                     -A-1-

                                   EXHIBIT B

                           Legal Description of Land

FEE INTEREST - Lots 1, 2, 3 and 4, Block 169, Supplemental Plat of Seattle Tidelands in King County, Washington

LEASEHOLD INTEREST - All of the harbor area lying in front of Lots 1, 2, 3 and 4, Block 169, Supplemental Plat of Seattle Tidelands in King County, Washington, bounded by the inner and outer harbor lines and the northerly line of said Lot 1 and the south line of said Lot 4, both extended to said outer harbor line, as shown on the official maps of Seattle Tidelands on file in the office of the Commissioner of Public Lands at Olympia, Washington.

All situated in the County of King, State of Washington.

                                     -B-1-

                                   EXHIBIT C

                             Rules and Regulations


1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the Building or the Premises without the written consent of Lessor first had and obtained and Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of the Lessee.

     a. All approved signs or lettering on doors shall be printed, affixed, or inscribed by a person approved by Lessor and shall conform to the standard Building Graphics.

     b. Lessee shall not place anything or allow anything to be placed on or near the glass of any window, door, partition or wall which in Lessor's opinion may appear unsightly from the outside of the Premises.

2. The directory of the Building will be provided exclusively for the display of the name and location of Lessee only and Lessor reserves the right to exclude any other names thereon.

3. The sidewalks, halls, passages, exits, entrances, elevators and stairways, balconies and roof are not for the use of the general public and Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of the Lessor, shall be prejudicial to the safety, character, reputation and interest of the Building and its Lessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom Lessee normally deals in the ordinary course of Lessee's business, unless such persons are engaged in illegal activities. Lessee, Lessee's employees or invitees shall not go upon the roof of the Building.

4. Lessee shall not alter any lock or install any new or additional locks or any bolts on any door of the Premises without the written consent of Lessor.

5. The toilet rooms, urinals, washbowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee, who, or whose employees or invitees, shall have caused it.

6. Lessee shall not overload the floor of the Premises or mark, drive nails, screw, or drill into partitions, woodwork or plaster, or in any way deface the Premises or any part thereof. No boring, cutting or stringing of wires or laying of linoleum or other similar floor covering shall be permitted except with the prior written consent of Lessor and as Lessor may direct.

                                     -C-1-

7. No furniture, freight, or equipment of any kind shall be brought into the Building without the consent of Lessor and all moving of the same into or out of the Building shall be done at such time and in such a manner as Lessor shall designate. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into Building, and also the times and manner of moving same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Lessor, stand on wood strips of such thickness as is necessary to properly distribute the weight. Lessor will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Lessee. There shall not be used in any space, or in the public halls of the Building, either by Lessee or others, any hand truck, except those equipped with rubber tires and rubber side guards.

8. Lessee shall not cause any unnecessary labor by reason of Lessee's carelessness or indifference in the preservation of good order and cleanliness.

9. Lessee shall not use, keep or permit to be used or kept, any noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors, and/or vibrations or interfere in any way with other Lessees, or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building. Lessee shall not make or permit to be made, any unseemly or disturbing noise or disturb or interfere with occupants of this or neighboring Buildings or Premises, or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. Lessee shall not throw anything out of doors, windows, or down the passageways.

10. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted uses of the Premises. The Premises shall not be used for lodging or sleeping or for any illegal purposes.

11. Lessee shall not use or keep in the Premises or the Building, any kerosene, gasoline or inflammable or combustible fluid or materials, or use any method of heating or air conditioning other than supplied by Lessor.

12. Lessor will direct electricians as to where and how telephone and computer wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Lessor. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of the Lessor.

13. All keys to offices, rooms and toilet rooms shall be obtained from Lessor's Building Management Office and Lessee shall not, from any other source duplicate, obtain keys or have keys made. Lessee, upon termination of tenancy, shall deliver to Lessor the keys of the office, rooms and toilet rooms, which shall have been furnished, or shall pay Lessor the cost of replacing same or of changing the lock or locks opened by such lost key if Lessor deems it necessary to make such change.

                                     -C-2-

14. Lessee shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner, except as approved by Lessor. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Lessee by whom, or whose contractors, employees, or invitees, the damage shall have been caused.

15. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators except between such hours and through such doors in and in such elevators as shall be designated by Lessor.

16. Access to the Building, or the halls, corridors, elevators, or stairways in the building, or to the Premises, may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. Lessor shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Lessor reserves the right to prevent access to the Building during the continuance of same by closing the doors for the safety of the Lessees and protection of property in the Premises and the Building. Lessor reserves the right to close and keep locked all entrance and exit doors of the building on legal holidays, and on other days between the hours of 10 p.m. and 8 a.m., and during such further hours as Lessor may deem advisable for the adequate protection of said Building and the property of its Lessees.

17. Lessee shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Lessee or Lessee's employees leave the Building, and that all electricity shall be likewise carefully shut off, so as to prevent waste or damage, and for any default or carelessness Lessee shall make good all injuries sustained by Lessee, other Lessees, or occupants of the Building.

18. Lessor reserves the right to exclude or expel from the Building any person, who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner act in violation of any of the rules and regulations of the Building.

19. The requirements of Lessee will be attended to only upon application at the Building Office. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instruction from Lessor, and no employee will admit any persona (Lessee or otherwise) to any office without specific instructions from Lessor.

20. Lessor shall have the right, exercisable without notice, and without liability to Lessee, to change the name and the street address of the Building of which the Premises are a part.

21. Lessee agrees that it shall comply with all fire and security regulations that may be issued from time to time by Lessor or governing agencies and Lessee also shall provide Lessor with the name of a designated responsible employee to represent Lessee in all matters pertaining to such fire or security regulations.

                                     -C-3-

22. Lessor reserves the right, by written notice to Lessee, to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in Lessor's judgment, it is necessary, desirable or proper for the best interest of the Building and its Lessees.

23. Lessee shall not disturb, solicit or canvass any occupant of the Building and shall cooperate to prevent same.

24. Without the written consent of Lessor, Lessee shall not use the name of the building in connection with or in promoting or advertising the business of Lessee, except as Lessee's address.

25. In the event of any Lessee oriented security systems, information on such system shall be provided to building management.

26. All loose trash and wet garbage transported to the dumpster via Common Areas must be contained in sealed, leak proof plastic bags.

                                     -C-4-

                                   EXHIBIT D

                             Additional Provisions

1. OPTION TO EXTEND: Lessor hereby grants to Lessee two (2) options to extend the Term of this Lease for five (5) years each for all but not part of the Premises subject to the following conditions (provided, that in no event shall Lessee have any option to extend this Lease or occupy any portion of the Premises beyond the current term of the DNR Ground Lease).

     (a) Lessee shall provide Lessor written notice of Lessee's election to exercise an option not later than two hundred ten (210) days and not sooner than two hundred and forty (240) days prior to the then-effective expiration date of this Lease. Lessee shall not have the right to exercise the second extension option unless it has duly exercised the first extension option and is occupying the Premises at the end of the first extended term.

     (b) These options are personal to Lessee and may not be exercised or assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, except to permitted assignees under Section 19.3 of the Lease or to other assignees, transfers to whom Lessor has granted its consent pursuant to
Section 19. Notwithstanding any provision in the grant of this option to the contrary, Lessee shall have no right to exercise any option at any time (i) after which a non-curable default has occurred or after Lessee has received notice of a curable default which has not been cured, or (ii) in the event that there have been three or more material, curable defaults under the Lease, whether or not cured.

     (c) All terms and conditions of this Lease shall apply to each extended term, except for Base Rent, which shall be Basic Rent during the applicable extended term shall be Fair Market Rental Value.

          (1) The term "Fair Market Rental Value" shall be the rental rate that comparable Premises for the same term of the applicable extended term would command on the open market at the time of commencement thereof, as determined jointly by Lessor and Lessee. For purposes hereof, the term "comparable Premises" shall mean premises similar in size and location to the Premises with similar improvements and amenities, including any improvements installed upon Lessee's initial occupancy of Premises.

          (2) If Lessor and Lessee cannot agree upon the Fair Market Rental Value of the Premises within thirty (30) days after Lessor's receipt of the renewal notice, then Lessor and Lessee shall agree within ten (10) days thereafter on one real estate appraiser (who shall be a Member of the American Institute of Real Estate Appraisers or equivalent) who will determine the Fair Market Rental Value of the Premises. If Lessor and Lessee cannot mutually agree upon an appraiser within said ten (10) day period, then one M.A.I. qualified appraiser shall be appointed by Lessee and one M.A.I. qualified appraiser shall be appointed by Lessor within ten (10) days of notice by one party to the other of such disagreement. The two appraisers shall determine the Fair Market Rental Value of the Premises within twenty (20) days of their appointment; provided, however, if either party fails to appoint an appraiser within such ten (10) day period, then the determination of the appraiser first appointed shall be final, conclusive and binding upon both parties. The appraisers appointed

                                     -D-1-
shall proceed to determine Fair Market Rental Value within twenty (20) days following such appointment. The conclusion shall be final, conclusive and binding upon both Lessor and Lessee. If said appraisers should fail to agree, but the difference in their conclusions as to Fair Market Rental Value is ten percent (10%) or less of the lower of the two appraisals, the Fair Market Rental Value shall be deemed the average of the two.

          (3) If the two appraisers should fail to agree on the Fair Market Rental Value, and the difference between the two appraisals exceeds ten percent (10%), then the two appraisers thus appointed shall appoint a third M.A.I. qualified appraiser, and in case of their failure to agree on a third appraiser within ten (10) days after their individual determination of the Fair Market Rental Value, either party may apply to the Presiding Judge of the Superior Court for the county in which the Premises are situated, requesting said Judge to appoint the third M.A.I. qualified appraiser. The third appraiser so appointed shall promptly determine the Fair Market Rental Value of the Premises and the average of the appraisals of the two closest appraisers shall be final, conclusive and binding upon both parties. The fees and expenses of said third appraiser or the one appraiser Lessor and Lessee agree upon, shall be borne equally by Lessor and Lessee. Lessor and Lessee shall pay the fees and expenses of their respective appraiser if the parties fail to agree on a single appraiser. All M.A.I. appraisers appointed or selected pursuant to this subsection shall have at least ten (10) years' experience appraising commercial properties in the Seattle, Washington area.

2. PARKING. Subject to changes to the Building that may occur due to the possible addition to the Premises of the Second Floor Expansion Premises described in Section 3 below of this Exhibit D, the Building contains or will contain approximately 76 parking stalls on Level 1 and approximately 57 parking stalls on Level 2. Lessee's parking rights shall be as follows:

     (a)  LEVEL 1:

          (1) From 6 a.m. - 6 p.m., available parking stalls on Level 1 may be used on a nonexclusive basis by Lessee and its customers, employees, and invitees ("Lessee Permittees"), who shall self-park at the Hourly Market Rate based on availability.

          (2) From 6 p.m. - 6 a.m., all parking on Level 1 shall only be available through the valet, at the prevailing market rate.

     (b)  LEVEL 2:

          (1) From 6 a.m. - 7 p.m. on weekdays, all parking stalls on Level 2 may be used by the Lessee Permittees as follows: 20 reserved stalls shall be marked for Lessee's exclusive use during this time period, for each of which Lessee shall pay the 24-hour Reserved Monthly Market Rate; and 37 unreserved stalls may be used exclusively by Lessee and by its 37 Lessee Permittees. Lessee shall pay the 12-hour Unreserved Monthly Market Rate for these 37 unreserved stalls.

          (2) From 6 p.m. - 6 a.m. on weekdays, and all day on weekends, users of the 20 reserved stalls may continue to use the reserve stalls as set forth in paragraph 2(b)(1) above. Access to the 37 unreserved stalls shall be restricted to valet only. Notwithstanding the above,

                                     -D-2-
the 37 Lessee Permittees need not vacate the stalls in which they parked prior to 6 p.m., and Lessor reserves the right to charge Lessee, at the Market Hourly Rate, for all vehicles parked in the 37 unreserved stalls after 7 p.m. on weekdays and at any time on weekends.

All parking is subject to appropriate governmental rules and regulations and limiting conditions of other tenant leases of the Building. In all cases, Market Rates shall be determined by Lessor in its sole discretion. Lessee understands and agrees that, except as specifically set forth above, Lessee's rights to the referenced parking stall(s) are on an "unreserved, non-exclusive" basis. Lessee further understands there is no free parking for Lessee's Permittees. Unless otherwise instructed by written notice from Lessor, Lessee shall coordinate all parking arrangements with Lessor's parking operator, currently Diamond Parking ("Operator"). Lessee may arrange for customer validation with Operator at Lessee's expense. Lessee's parking of vehicles shall be as directed by Lessor or Operator. Lessor reserves the absolute right to reduce or rearrange a portion of the parking stalls at the Building caused by or resulting from any future use, development, remodeling or renovation of the Building, in which case Lessee's rights to parking may thereupon be diminished or canceled by Lessor; provided, however, that Lessee's 57 parking stalls noted above shall not be reduced, diminished or cancelled.

3. ANTENNA LICENSE. Lessee's rights to install antenna/ae on the roof of the Building are conditioned on mutual execution of an Antenna License Agreement in the form attached as Exhibit G hereto on or before the Commencement Date.

4. SECOND FLOOR EXPANSION PREMISES. Subject to the terms and conditions herein, that portion of the second floor parking area comprising approximately 21,000 RSF and depicted on Exhibit A attached hereto (the "Second Floor Expansion Premises") shall be added to the Premises.

     (a) Upon mutual execution hereof, Lessor shall investigate the feasibility of converting the Second Floor Expansion Premises from parking to office use, including without limitation analyzing economic, permitting, structural, financing, and construction matters, in Lessor's sole discretion.

     (b) If Lessor has not, within forty-five (45) days after mutual execution hereof (the "Decision Date"), satisfied or waived this feasibility contingency, the Second Floor Expansion Premises shall NOT be added to the Premises.

     (c) If Lessor satisfies or waives the foregoing feasibility contingency by the Decision Date, it shall provide written notice thereof to Lessee, in which event:

          (1) The Second Floor Expansion Premises shall be deemed added to the Premises as of the date of such notice and be considered part of the Premises for all purposes and subject to all the terms and conditions of the Lease, as modified herein, and Lessee's percentage share of the Building shall be appropriately increased;

          (2) By the date that is three hundred sixty (360) days from the date of mutual execution hereof, and subject to Lessor's receipt of all necessary governmental permits and

                                     -D-3-
approvals and any consent required from DNR, Lessor shall have substantially completed the renovation of the Second Floor Expansion Premises at its sole expense to substantially the same quality and pursuant to substantially the same specifications as the Lessor's Work for the existing Premises;

          (3) Lessee shall then commence and diligently pursue to completion its build-out of the Second Floor Expansion Premises at its sole expense to substantially the same quality and pursuant to substantially the same specifications as Lessee's Work for the existing Premises;

          (4) As of the date that is ninety (90) days after the date Lessor's Work as to the Second Floor Expansion Premises is substantially completed, Lessee shall commence paying (x) Lessee's Proportionate Share of Expenses as to the Second Floor Expansion Premises, and (y) Base Rent as to the Second Floor Expansion Premises at the same per-RSF rates applicable to the remainder of the Premises, subject to adjustment at the same times and at the same rates as set forth therein for the remainder of the Premises.

     (d) Lessee shall pay any of Lessor's legal, consulting, engineering and permitting costs which are directly attributable to the Second Floor Expansion Premises (which such costs shall be subject to the prior approval of Lessee).

                                     -D-4-

                                   EXHIBIT E

                             Workletter Agreement


     All terms herein that are defined in the body of the Lease to which this
Exhibit is attached shall have the meanings provided for them in the body of the Lease. The term "Lessee's Work" shall mean any work performed by Lessee, whether Lessee's Initial Work or work subsequent thereto.

SECTION I  OCCUPANCY DATE; DELIVERY OF PREMISES BY LESSOR

1. Except as may be otherwise specifically set forth in this Lease, Lessee shall take the Premises in an "AS IS" condition and all work to be performed at the Premises shall be performed by Lessee at Lessee's expense.

2. Lessor does not warrant any information Lessor may have furnished or will furnish Lessee regarding the Premises. It shall be Lessee's responsibility to verify existing field conditions and measurements of the Premises. Lessee's failure to verity the existing conditions and measurements of the Premises shall not relive Lessee of any expenses or responsibilities resulting from such failure, nor shall Lessor have any liability or obligations to Lessee arising from such failure.

3. Lessor will provide a "vanilla shell" at Lessor's expense (such work to be completed not later than the time by which Lessee's Work is to be completed), as provided below:

     (a) Finished common areas including proposed lobbies, stairways and parking areas;

     (b)  Restrooms in the Premises and finished elevators serving the Premises;

     (c)  HVAC stubbed to the Premises (Lessee to provide distribution);

     (d) Exterior walls insulated and exterior windows installed walls ready for Lessee's electrical work and Lessee's installation of sheetrock;

     (e)  Finished window systems including frames and sills;

     (f) Base building electrical capacity in an amount not to exceed 15 watts per square foot for Lessee to operate standard office computer equipment, and lighting; a maximum cooling of 15 watts per square foot for heat generated by miscellaneous equipment, lighting and people;

     (g) Emergency lighting shall be installed and operational throughout all building common areas as required by code;

     (h) Life safety: sprinkler heads installed and operational throughout the core and common areas of the building; sprinklers installed in the Premises adequate for shell condition;

                                     -E-1-

     (i)  Floor ready for Lessee's floor covering;

     (j)  Parking Lot paved and lined, card readers and gate(s) installed;

     (k)  Utility costs during Lessee's Work; and

     (l)  A telecommunications conduit in a central location for Lessee's use.

     (m) Shell and core Building systems (e.g., electrical, HVAC, and sprinklers, etc.) shall be commissioned by Lessor at its sole expense pursuant to City of Seattle Energy Code Section 1416 (Completion Requirements); provided that Lessee shall recommission all such Building Systems at its sole expense upon completion of Lessee's Work, using Lessor's commissioning agent(s).

4. Lessor may complete Lessor's Work simultaneously with Lessee performing Lessee's Work.

5. Lessor at Lessor's cost shall apply for, seek and obtain all permits, licenses and approvals required for applicable governmental entities for construction of Lessor's Work. Lessor may terminate this Lease if it has not received all governmental and non-governmental permits and approvals required to perform Lessor's Work and related improvements to the Building, Common Areas, and related areas (including without limitation all shoreline permits and approvals; master use permits and approvals, and building permits).

6. Lessor shall use good faith, reasonable efforts to deliver the Premises to Lessee with Lessor's Work substantially completed on or before the Anticipated Occupancy Date set forth in the Basic Lease Terms, subject to force majeure, any delays caused by Lessee, and any other cause beyond the reasonable control of Lessor. As used herein, "substantially complete" shall mean completion of Lessor's Work EXCEPT for (i) minor "punch list" items that can be completed prior to final completion of Lessee's Work without material interference with Lessee's Work, and (ii) work that Lessor cannot complete until Lessee performs necessary portions of the Lessee's Work.

7. Lessor shall cause its general contractor to maintain, during the performance of Lessor's Work and Lessor's proposed renovation to the Building, insurance with the coverages and limits described in the certificate(s) attached at the end of this Exhibit E and by this reference incorporated herewith.

SECTION II LESSEE'S WORK

     PART ONE.  General Criteria for Lessee's Work.

1. Subject to the provision of the Lease, including this Exhibit, Lessee shall construct all improvements to the Premises as provided in this Exhibit.

                                     -E-2-

2. Lessee shall perform Lessee's Work in accordance with all Laws including, without limitation, the building codes of the jurisdiction in which the Land is located and all requirements of the ADA.

3. Lessee shall prepare its plans and specifications for its Work in accordance with this Exhibit.

4. Lessee's Work and, except to the extent as may be specifically otherwise provided in the Lease, all subsequent work in the Premises which Lessee may wish to perform, shall be subject to the advance written approval by Lessor, which shall be deemed given if Lessor does not, within five (5) business days after receipt of plans and specifications from Lessee, disapprove same.

5. Lessee shall, prior to commencement of Work, obtain all required building and other permits at Lessee's expense and post said permits at the Premises as required.

6. The loads imposed by Work at the Premises (including dead and live loads) shall not exceed the allowable load capacity of the existing structural systems and components thereof.

7. Lessee shall use only new or like-new materials for the Work, including improvements, equipment, trade fixtures and all other fixtures. Notwithstanding the foregoing, Lessee my reuse portions of existing improvements subject to Lessor's prior written approval, provided that said approval shall in no manner relieve Lessee from the requirement that all Work comply with this Lease and all Laws. Reuse of existing improvements shall be clearly indicated on Lessee's Drawings (as defined below). Lessor makes no warranty or representation as to the condition or suitability of existing improvements reused by Lessee.

8. Lessee shall make no marks or penetrations into the roof, upper floor decks, exterior walls, or floors, unless approved by Lessor in advance.

9. If any Lessee's Work being performed by Lessee to connect to Lessor's utilities requires access through the Premises of any other tenant or otherwise will affect any other tenant and Lessor has approved such Work, Lessee shall be responsible for coordinating such Work with such other tenant, restoring said tenant's premises to its original condition following the Work, and compensating said other tenant for any costs incurred by it on account of such Work.

10. Lessee shall retain Lessor's identification signs or, at Lessee's cost, provide new signs for Lessor's utilities, valves, and other such devices in the Premises.

11. Lessor may at its election require testing as to Lessee's work affecting the Building's structural components and major Building systems (i.e., fire/life safety issues, code compliance, and plumbing and electrical systems), and Lessee shall cooperate with any reasonable testing procedure, including without limitation IR scanning.

12. No approval from Lessor with respect to any aspect of Lessee's Work shall be valid unless in writing.

                                     -E-3-

13. Lessee acknowledges that the Lease Commencement Date and the Base Commencement Date shall not be delayed due solely to the fact that Lessee's Work has not been completed by such dates or due solely to the fact that Lessee is not open for business as of such dates.

     PART TWO.  Special Matters for Lessee's Work

1. Grease Traps (if any). Lessee's Work shall include a point-of-use grease interceptor within the Premises in accordance with applicable laws and subject to Lessor's approval. Lessee shall maintain and clean the interceptor and adjacent areas and arrange for disposal from the Building.

2. Venting. Lessee shall provide a separate exhaust system for the Premises so that no odors or other contaminants emanate beyond the Premises, all subject to Lessor's approval. Such exhaust system shall not interfere with any other HVAC system on the Building's roof.

SECTION III. PROCEDURES AND SCHEDULES FOR THE COMPLETION OF PLANS AND SPECIFICATIONS

1. All prints, drawing information and other materials to be furnished by Lessee as required hereinafter, shall be delivered to Lessor. Lessee's preliminary drawings and specifications are herein referred to as the "Preliminary Drawings" and Lessee's final drawings and specifications are herein referred to as the "Working Drawings". The Preliminary Drawings and Working Drawings are sometimes referred to herein as the "Drawings." Lessor agrees to treat the Drawings as confidential and shall not, without Lessee's prior written consent or as may be required by applicable laws or court order, disclose same to anyone other than those employees, agents and contractors of Lessor as necessary in order to perform Lessor's obligations under the Lease.

2. Lessee shall, at its sole expense, utilize the services of an architect and engineer selected by it to prepare all Drawings. Said architect and engineer shall be registered in the State of Washington. All Drawings shall be submitted to Lessor for approval in the form of three (3) sets of blueline prints.

Lessee shall, with the Drawings, furnish sample boards indicating materials, color selections and finishes to be used. Lessee shall also submit to Lessor such further information on Lessee's planned electrical and mechanical usages at the Premises as requested by Lessor (herein referred to as "Mechanical/ Electrical Design Submittal Forms"). Lessee shall accurately indicate on the Plans any existing equipment or conditions that Lessee proposes to reuse.

3. Lessee shall submit the Preliminary Drawings to Lessor on or before the date that is forty-five (45) days after mutual execution of this Lease. The Preliminary Drawings shall include interior floor plans, interior elevations, reflected ceiling plan(s) and storefront elevations, mechanical plans, electrical plans, plumbing plans, and signage design, size and location. With the Preliminary Drawings Lessee shall submit a color rendering of Lessee's proposed storefront and signage, and a sample board of the materials to be used in the storefront and interior of the

                                     -E-4-

Premises. Lessor shall use reasonable efforts to send notification to Lessee that it approves or disapproves the Preliminary Drawings within five (5) business days after receipt thereof (Lessor's approval not to be unreasonably withheld). If Lessor disapproves, Lessee shall within ten (10) days after receipt of Lessor's disapproval, send Lessor revised Preliminary Drawings addressing Lessor's comments. This procedure shall be repeated until Lessor has approved the Preliminary Drawings. Lessor may give approval "as noted" in which event the changes noted by Lessor shall be deemed incorporated into the Preliminary Drawings; provided, if Lessee notifies Lessor within five (5) days thereafter that it does not accept said changes, then the Preliminary Drawings shall be deemed disapproved on account of the changes Lessor had requested.

4. After Lessor approves the Preliminary Drawings, Lessee shall submit the Working Drawings for Lessor approval. The Working Drawings shall include detailed final drawings for architectural, electrical, mechanical, sprinkler and plumbing and all other work to be performed by Lessee and shall be prepared consistent with the approved Preliminary Drawings. Lessor shall use reasonable efforts to send notification to Lessee that it approves or disapproves of the Working Drawings within five (5) business days after receipt thereof (Lessor's approval not to be unreasonably withheld). If Lessor disapproves, Lessor shall specify the reasons for the disapproval. If Lessor disapproves, Lessee shall within ten (10) days after receipt of Lessor's disapproval, send Lessor revised Working Drawings addressing Lessor's comments. This procedure shall be repeated until Lessor has approved the Working Drawings. Lessor may give approval "as noted" in which the changes noted by Lessor shall be deemed incorporated into the Working Drawings; provided, if Lessee notifies Lessor within five (5) days thereafter that it does not accept said changes, the Working Drawing shall be deemed disapproved on account of the absence of the changes Lessor had requested.

5. The approval by Lessor or Lessor's agent of any Drawings or of Lessee's Work shall not constitute an implication, representation or certification by Lessor or Lessor's agent that either said Drawings or Lessee's Work is accurate, sufficient, efficient or in compliance with insurance and indemnity requirements, or any Laws, including but not limited to code and the Americans with Disabilities Act, the responsibility for which belongs solely to Lessee.

6. In those instances where multiple standards and requirements apply with respect to Lessee's Work, the strictest of such standards and/or requirements shall control unless prohibited by applicable Law.

SECTION IV.  PERMITS AND APPROVALS

     Lessee at Lessee's cost shall apply for, seek and obtain all permits, licenses and approvals required for applicable governmental entities for construction of Lessee's Work. Copies of all such permits and approvals shall be submitted to Lessor before any construction work for Lessee's Work commences.

SECTION V.   CONSTRUCTION

                                     -E-5-

1. Lessee may not commence any Work until this Lease has been fully executed, Lessor has approved Lessee's Working Drawings, all required insurance Evidences have been furnished Lessor, all building permits have been obtained, and Lessee has complied with all other requirements herein and elsewhere in this Lease.

2. A representative of Lessee shall meet with Lessor prior to start of construction to discuss construction-related items. Lessee's representative shall contact the Lessor's representative in advance to schedule said meeting at a mutually satisfactory time.

3. Without limitation to any provision of this Lease, prior to commencement of any Work at the Premises Lessee shall furnish Lessor the following:

     a. The names, addresses, representatives and telephone numbers of the general contractor and all subcontractors ("Lessee's Contractors").

     b.   Amount of the general contract.

     c. Evidence of Insurance evidencing the insurance required of Lessee and Lessee's general contractors as provided in this Lease, including this Exhibit.

     d.   A copy of the building permit(s).

     e.   A detailed construction schedule.

     f. Proof that Lessee's general contractor is licensed to work in the State of Washington.

     g. A specific job-site safety program, as required by the State of Washington.

4. All Lessee's contractors shall be bonded, licensed contractors, having good labor relations, capable of working in harmony with other contractors in Building, and shall be subject to Lessor's prior approval, not to be unreasonably withheld. Lessee shall coordinate Lessee's Work with other construction work at the Building, if any.

5. Lessee's general contractor shall maintain at the Premises during construction a complete set of approved Working Drawings bearing Lessor's approval stamp.

6. Prior to the commencement of construction, Lessor shall have the right to post, in a conspicuous location, on Lessee's Premises, as well as recorded with the City of Seattle, a Notice of Nonresponsibility.

7. Prior to the commencement of construction, Lessee shall provide to Lessor a payment and performance bond in the amount of Lessee's Work.

8. Temporary Facilities.

                                     -E-6-

     a. If not already available in the Premises, Lessee shall provide temporary heat, air-conditioning and ventilation for the Premises during construction if Lessee desires the same.

     b. Lessee shall make the necessary temporary electrical connections at its sole cost at a source designated by Lessor prior to beginning its Work at the Premises so that it shall have electricity during its construction period.

     c. If Lessee requires water service during construction and Lessor is able to provide it, Lessor shall do so at a designated location and bill Lessee as Lessor reasonably determines.

     d. Lessee shall place all trash in trash containers at a pick-up area or areas designated by Lessor. Lessee shall be responsible for breaking down boxes. Lessee shall furnish its own trash containers at its cost unless Lessor elects to furnish the containers. Lessee shall provide trash removal service at Lessee's own cost from the pick-up areas unless Lessor elects to provide the trash removal service. Lessee shall not permit trash to accumulate within the Premises or in the Common Areas adjacent to the Premises.

     Lessee shall be solely responsible for removal from the Premises and legal disposal of any containers considered as hazardous waste by the local sanitation authority and Lessee shall take all precautions to assure that such containers are not placed in Lessor's disposal containers.

     Lessor may utilize a recycle bin refuse program and, if made available to Lessee, Lessee shall take necessary precautions to sort reuse and to prevent cross contamination of recycle containers.

     e. Lessee shall take all necessary precautions to contain construction "wash-up" liquids (such as grout wash, paint wash, etc.) and prevent entry of such liquids into Lessor's sanitary or storm waste system, and Lessee shall not allow any release of any material directly or indirectly into Elliott Bay. All construction wash-up shall be conducted at a location designated by Lessor.

9. Upon substantial completion of Lessee's Work, Lessee shall notify Lessor. Upon said notification, Lessor shall inspect the Premises and, if the Premises are constructed in accordance with the approved Drawings, Lessor shall issue a Letter of Acceptance for the Premises. If Lessor reasonably believes the Premises have not been constructed in accordance with the approved Drawings, Lessor shall so notify Lessee or Lessee's Contractor. Lessee shall not open prior to Lessor's issuance of a Letter of Acceptance. Lessee shall furnish Lessor a copy of a certificate of occupancy for the Premises before Lessee opens for business.

10. All work performed by Lessee during its construction period, or otherwise during the Term, shall be performed so as to cause the least possible interference with other tenants and the operation of the Building, and Lessor shall have the right to impose reasonable requirements with respect to timing and performance of the Work in order to minimize such interference. Work causing noise, odor or vibration outside the Premises shall be performed only during hours the stores at the Building are not open. Lessee shall take all precautionary steps to protect is facilities and the facilities of others affected by the Work (including flooring in the vicinity of the

                                     -E-7-

Premises) and shall police same properly. Construction equipment and materials are to be located in confined areas and truck traffic is to be routed to and from the site as directed by Lessor so as not to burden the construction or operation of the Building. All Work shall be confined to the Premises. Lessee's Contractor shall coordinate with Lessor's on-site representative for the delivery and removal of its equipment and materials. Lessor shall have the right to order Lessee and Lessee's contractor or subcontractor who willfully violates the above requirements to cease work and to remove its equipment and employees from the Building. Lessee and/or Lessee's contractor shall take precautions to protect adjacent tenants and tenants on common air distribution systems from airborne dust, dirt and contaminants, VOC's (volatile organic compounds such as paint thinner or varnish vapors) including, if necessary, isolating or otherwise protecting Lessor's central air distribution and return air systems (including return air plenum) from entry of these potential contaminants. Lessee and its contractors shall not limit customer access to the Spirit of Puget Sound during normal business hours.

11. Contractor Insurance. Lessee shall cause its general contractor and all subcontractors to maintain during the construction period the following insurance: (i) commercial general liability insurance, with limits of not less than $2 million per occurrence (the portion of such coverage over $1 million may be provided under an umbrella or excess liability policy), for personal injury, bodily injury or death or property damage or destruction, arising out of or relating to the contractor's work at or in connection with the Premises and completed operations for one (1) year following job completion and shall provide for a waiver of subrogation by the insurance company; (ii) worker's compensation insurance with respect to each contractor's workers at the site or involved in the Lessee's Work, in the amount required by statute; (iii) employer's liability insurance in the amount of at least $1,000,000.00 per accident and at least $1,000,000.00 for disease, each employee; (iv) comprehensive automobile liability insurance covering all owned, hired or non-owned vehicles, including the loading and unloading thereof, with limits of not less than $2 million per occurrence (the portion of such coverage over $1 million may be proved under an umbrella or excess liability policy); and (v) builder's risk property insurance upon the entire Lessee's Work to the full replacement cost value thereof. Lessor, Lessor's managing agent, and other such parties as designated by Lessor, shall be additional insureds under (i), naming owner/Lessor, tenant, general contractor, and all subcontractors. All insurance required hereunder shall be provided by responsible insurers rated at least A and VIII in the then current edition of Best's Key Rating Insurance Guide and shall be licensed in the State in which the Building is located. Lessee shall provide, or cause its contractors to provide, Evidence of such insurance prior to any Lessee's Work being performed at the Premises. Such Evidence shall state that the coverage may not be changed or cancelled without at least thirty (30) day's prior written notice to Lessor.


SECTION VI.  COSTS; COMPLETION

Subject to partial reimbursement up to the amount of the Tenant Improvement Allowance and the Space Planning Allowance described below, costs of all Lessee Work shall be paid promptly by Lessee, and Lessee shall have no authority to cause liens or other encumbrances to attach as to the Premises. Lessee shall reimburse Lessor's construction coordination fee and shall pay Lessor's space planners, architects and contractors to the extent they incur expenses in

                                     -E-8-
connection with the Lessee Work. Lessee shall be entitled to payment of Tenant Improvement Allowance, but payment or nonpayment thereof shall not relieve Lessee of its responsibility and pay for all costs of the Lessee's Work.

Lessor shall reimburse an amount up to $25.00 per RSF of the Premises (the "Tenant Improvement Allowance") towards Lessee's hard and soft costs actually incurred in the design, permitting, and installation of Lessee's Work. In addition, Lessor shall reimburse an amount up to $0.15 per RSF of the Premises (the "Space Planning Allowance") towards Lessee's actual preliminary space planning costs. The foregoing shall be paid to Lessee within fifteen (15) days after final completion of Lessee's Work and upon Lessor's receipt of the following items and any other items Lessor deems reasonably necessary to ascertain completion of the Lessee's Work in conformance with the final approved Working Drawings and applicable building permits:

     1. Final copy of Lessee's As-Built Plans with changes (if any) from final approved Working Drawings noted
     2. Issuance of temporary or permanent Certificate of Occupancy and Lessee's occupancy of the Premises
     3.   Contractor Payment of Debt and Claims (AIA G706)
     4.   Contractor Release and Liens (AJA G706A)
     5.   General Release and Waiver of Mechanic's Lien

                                     -E-9-

        [ATTACH LESSOR'S GENERAL CONTRACTOR'S INSURANCE CERTIFICATE(S)]

                                    -E-10-

                                   EXHIBIT F

                          Sign Agreement and Criteria

1. GENERAL. All business identification signage shall comply with building standard requirements as may from time to time be prescribed by Lessor.

2. PRIOR CONSENT. Any sign or sign light placed on the Premises or building by Lessee shall require Lessor's prior written consent. Such consent shall not be unreasonably withheld, provided, however, that the size, design, color and location of any such sign must in any event conform to the architecture, style and appointments of the building, which conformance shall be in the sole discretion of Lessor. No marquee, advertising matter, awning or other structure shall be place on or about the Premises or Building by Lessee without the prior written consent of Lessor. Lessor may demand the removal of signs which are not so approved, and Lessee's failure to comply with said request within 48 hours will constitute a breach of this Section and will entitle Lessor to terminate this Lease, or, in lieu thereof, to cause the sign to be removed and the building repaired at the sole expense of Lessee. At the termination of this Lease, Lessee will remove all signs placed by it upon the Premises, and will repair any damage caused by such installation or removal. All signs must comply with City of Seattle sign ordinances and will be placed in accordance with required permits.

3. EXTERIOR SIGNAGE. Lessee may not affix and maintain upon the glass panes and supports of the show windows and within twelve inches (12") of any window and upon the exterior walls of the Premises any signs, advertising matter, names, awning, canopy, marquee, decoration, insignia, trademarks, letters or other thing of any kind (exclusive of the signs, if any, which may be provided for in the original construction or improvement plans and specifications approved by the Lessor or Lessee hereunder, and which conform to the Lessor's sign criteria) without the prior written consent of the Lessor. Anything to the contrary in this Lease notwithstanding, Lessee shall not affix any sign to the roof or erect any free standing/self supporting signs any place outside the Leased Premises. Except as set forth in Section 5 below of this Exhibit F, Lessor hereby reserves the exclusive right to the use, for any purpose whatsoever, of the roof and exterior of the walls of the Premises or the building of which the Premises are a part. In the event Lessee shall install any sign which does not meet the Lessor's sign criteria, Lessor shall have the right and authority without liability to Lessee to enter upon the Premises, remove and store the subject sign and repair all damages caused by the removal of the sign. All costs and expenses incurred by Lessor shall be immediately paid by Lessee as Additional Rent. The Lessor reserves the right to remove the Lessee's sign during any period when Lessor repairs, restores, constructs or renovates the Premises or the Building of which the Premises is a part. Lessee shall, however, erect one
(1) sign on the front of the Premises not later than the date Lessee opens for business, in accordance with a design to be prepared by Lessee and approved in writing by Lessor. Lessee's sign must comply with all requirements and codes of the local authorities.

                                     -F-1-

4. INTERIOR SIGNAGE. Except as otherwise herein provided, Lessee shall have the right, at its sole cost and expense, to erect and maintain within the interior of the Premises all signs and advertising customary or appropriate in the conduct of a Lessee's business, provided, however, that Lessee shall upon demand of the Lessor immediately remove any sign, advertisement, decoration, lettering or notice which Lessee has placed or permitted to be placed on, upon or about the Premises and which Lessor reasonably deems objectionable or offensive, and if Lessee fails or refuses to do, the Lessor may enter upon the Premises and remove the same at Lessee's cost and expense in this connection. Lessee acknowledges that the Premises are a part of an integrated development, and agrees that control of all signs by Lessor is essential to the maintenance of uniformity, propriety and the aesthetic values in or pertaining to the development.

5. PRE-APPROVED SIGNAGE. Lessor hereby approves, to the extent indicated on the attached diagrams, the following signage on the Building, which Lessee may, upon receipt of applicable permits and approvals, install on the Building at its sole cost and expense:

               Exhibit F-1 - Signage on East Facade of Building;

               Exhibit F-2 - Signage on West Facade of Building;

               Exhibit F-3 - Signage on North Side of Building; and,

               Exhibit F-4 - Signage on South Side of Building.

Lessee shall be solely responsible for ensuring that all signage listed in this
Section 5 complies with all laws, codes and regulations regarding signage enacted by the City of Seattle or any other state or local regulatory authority. Should the City of Seattle, or any other state or local authority, require Lessee to make any alterations to the size, location or composition of the signs listed, Lessee shall not have the right to make such changes without the consent of the Lessor; not to be unreasonably withheld, and provided that Lessee shall not increase the size or total number of signs on the Building.

                                     -F-2-

                                   EXHIBIT G

                           ANTENNA LICENSE AGREEMENT


     This Antenna License Agreement (the "AGREEMENT") made as of this _____ day of _____________, 1999, between TRIAD PIER 70 LLC, a Washington limited liability company ("LICENSOR"), and GO2NET INC., a Delaware corporation ("LICENSEE").

     WHEREAS, Licensor recognizes that Licensee desires to install ______ (__) satellite communications dishes and _________ (__) communications antennae on the roof of the building owned by Licensor commonly known as Pier 70, 2815 Alaskan Way, Seattle, King County, Washington (the "BUILDING") under the conditions described herein; and

     NOW, THEREFORE, in consideration of the mutual covenants herein expressed and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensee and Licensor hereby covenant and agree as follows:

1.   GRANT.

     a. Licensor hereby grants to Licensee a irrevocable (except as and to the extent early termination is permitted elsewhere herein) license (the "LICENSE") to install, construct, operate, maintain, repair, replace and remove up to ____________ (___) satellite dishes not greater than _________-inches diameter in size, and __________ (___) antennae not greater than ___________ (____) feet in height (collectively, the "Antennae"), for Licensee's transmission of communications signals to and reception of communications signals from an Earth satellite or satellites or to and from microwave communications signals and equipment, together with all related communications equipment and appurtenances thereto, including, without limitation, all necessary conduits, raceways, wiring and cable (collectively, the "EQUIPMENT") as more particularly set forth herein.

     b. Licensor shall provide the following "Licensed Space": The exterior space (the roof space) consisting of approximately ____________ square feet, to be used solely for the installation of the Antennae, to be located in the area of the Roof of the Building as shown on EXHIBIT A, annexed hereto (the "Roof Space"). All of Licensee's Equipment other than the Antennae and associated wiring shall remain in Licensee's leased Premises pursuant to a Pier 70 Lease between Licensor and Lessor and Licensee as Lessee of approximately even date herewith (the "Lease"). Licensor reserves the right to require Licensee, at Licensor's sole, reasonable discretion, and provided such relocation does not provide any disruption to Licensee's existing feeds, upon ten (10) days prior notice from Licensor, to: (i) relocate the Equipment on the roof to an alternative site (the "RELOCATION SITE") on the roof during the Term hereof. If Licensee fails to commence such relocation within such ten (10) day period and thereafter diligently perform such relocation to completion, Licensor may effect such relocation. Licensor shall reimburse Licensee for its reasonable expenses incurred in connection with any relocation. Copies of all invoices for relocation shall be delivered promptly to Licensor

                                     -G-1-

     c. Upon relocation of Licensee, the Licensee's means of access and utility lines will be relocated by Licensor or at Licensee's option, by Licensee as required to operate and maintain the Equipment. And, thereafter, all references to the Site in the Agreement will be deemed to be references to the Relocated Site. Except as expressly provided in this Paragraph, in no event will the relocation of Licensee's equipment, or any part thereof, under this Article affect, alter, modify, or otherwise change any of the terms and conditions of this Agreement.

     d. Following notice to and approval of Licensor, as set forth in Section 5 hereof, Licensee shall have the right to construct, where designated by Licensor and at Licensee's sole cost and expense, the Equipment.

     e. The License granted herein is not exclusive. Licensor hereby reserves the right to grant, renew or extend similar licenses or leases to others. Without limiting the generality of the foregoing, Licensee acknowledges that the Building is subject to a Communications Site Sublease Agreement dated May 12, 1997, between Licensor as Sublessor and AT&T Wireless Services of Washington, Inc., as Sublessee, and that this License is subject and subordinate in all respects to the rights of the Sublessee thereunder and to any other existing communications sublessee/licensee.

     f. Nothing contained herein shall be construed as granting to Licensee any leasehold, property or ownership rights in the Building, to confer upon Licensee any right, title, estate or interest in the Licensed Space, or to create a partnership or joint venture between Licensor and Licensee, it merely confers a privilege to use and occupy the Licensed Space, on the terms set forth herein.

2. TERM. Commencing on the date hereof, this Agreement shall be coterminous with the Lease, as the same may be extended (the "TERM"). This Agreement shall be automatically extended upon extension of the Lease pursuant to the terms thereof.

3.   USE.

     a. The Equipment is solely for use for Licensee's internal business and the benefits of the Equipment may not be provided by Licensee to third parties (except this License may be transferred in connection with a transfer of the Lease or the Premises permitted outright or approved pursuant to Section 19 of the Lease). The Equipment may not be sold or rented by Licensee to third parties, nor may Licensee sublet or assign any or all of the rights and privileges granted to Licensee hereunder, except as otherwise provided for in the Lease. Licensee shall operate the Equipment in compliance with all applicable laws, regulations, and rules of the governmental authorities having jurisdiction thereof and shall maintain all necessary licenses and permits with respect thereto. Licensee shall specify in writing to Licensor, prior to any installation or usage in any manner of the Site all the Equipment to be installed (including, without limitation, the Antennae, cabling, wiring, cabinets, panels or meters). Licensee agrees not to use or permit the use of the Equipment for any purpose which is illegal, dangerous to life, limb or property or which, in Licensor's reasonable opinion, creates a nuisance to other tenants of the Building or materially increases the cost of insurance coverage with respect to the Building.

                                     -G-2-

     b. High speed data and communications cabling of optical fiber or copper conductor for plenums shall be at minimum, listed suitable for environmental air plenum use, type CMP flame retarding with low smoke producing characteristics as defined by NFPA and ANSI/UL standards. Cabling used in vertical risers shall be at minimum, listed suitable for floor to floor and shaft application, type CMR, CMP or MPR depending on the purpose, having fire resistant characteristics capable of preventing the carrying of fire from floor to floor.

     c. Licensee will not permit any unauthorized person or persons with insufficient expertise or experience to enter the Licensed Space and maintain or operate its Equipment. Licensee shall keep the Licensed Space locked and secured at all times.

     d. Licensee agrees that Licensee's Equipment, and the installation, construction, maintenance, repair and operation of such Equipment shall in no way damage the Building, interfere with the use of the Building or the operation of communications devices by Licensor or by other tenants, occupants or licensees of Licensor. If such damage or interference shall occur, Licensor shall give Licensee written notice thereof and Licensee shall take immediate action to correct the same. Licensor reserves the right to disconnect power to Licensee's Equipment if Licensee fails to correct such problem within a reasonable period of time after receipt of notice of such problem.

     e. The location, specifications, method of installation, appearance and safety of the Equipment and any changes or alterations thereto, shall at all times during the Term be subject to Licensor's approval, which may be withheld in Licensor's sole and absolute discretion.

4. TAXES. Licensee shall pay Licensor or the appropriate taxing authority, if applicable, if and when due, any sales, use, personal property, leasehold excise, or other taxes or assessments which are assessed or due by reason of this License or Licensee's use of the Building.

5. CONSTRUCTION. PRIOR to the commencement of any work during the Term, Licensee shall, at its sole cost and expense, prepare and deliver to Licensor working drawings, plans and specifications (collectively, the "PLANS"), detailing the location, method of installation, appearance and specifications of the Equipment and the Licensed Space, in such detail as Licensor may require, including, without limitation, any required utility connections and specifically describing the proposed construction and work. No work shall commence until Licensor has approved the Plans, which approval may be withheld in Licensor's sole and absolute discretion. If Licensor does not approve or disapprove Licensee's Plans within ten (10) days of receipt thereof, the Plans shall be conclusively deemed approved by Licensor. All labor used in connection with the installation, construction, operation, maintenance, repair, replacement and removal of the Equipment shall at all times be such as, in the reasonable opinion of Licensor, shall work in harmony with other trades at the Building. Licensee shall:

     a. Perform such construction in a workman like and safe manner consistent with generally accepted construction standards and the requirements set forth at EXHIBIT E to the Lease concerning the Lessee's Work defined (collectively, the "RULES AND REGULATIONS");

                                     -G-3-

     b. Perform such construction and work in such a way as to cause no interference with the operation of the Building or other tenants, licensees and occupants of the Building;

     c. Be responsible, at its sole cost and expense, for the installation of any structural reinforcements or supports required in connection with the Equipment; and

     d. Before making any installations on the Roof space, in order to prevent damage to the roof or roof area or the voiding or other problems with the enforcement of the warranty of the roof, Licensee agrees to (1) provide Licensor with Licensee's plans and specifications for any such installation and (2) obtain Licensor's PRIOR written consent to such installation; and if Licensor requires, Licensee at its sole cost and expense, have Licensee's roofing contractor and/or designee perform any work that affects the roof, roof area or roof warranty or have such roofing contractor and/or designee present during such installation. Once such installation has been made, Licensee will not make any material alterations to same without obtaining the prior written consent of the Licensor. Licensor shall have the right to disapprove any installation(s) or alterations that may void or adversely affect the roof warranty or roof configuration. Notwithstanding the foregoing, if Licensor does not approve or disapprove Licensee's plans and specifications within ten (10) days of receipt thereof, Licensee's plans and specifications shall be conclusively deemed approved by Licensor.

     e. Licensee shall install its equipment at the sole cost, expense and risk of Licensee, and in compliance with all federal, state and local building, zoning, electric, telecommunications and safety codes, ordinances, standards, regulations, laws and requirements including, without limitation, those of the Federal Communications Commission. Licensee, at its sole cost and expense, shall obtain any permits, licenses, variances or other approvals required with respect to the installation or operation of the Equipment to be installed by Licensee or to the alterations to be performed by the Licensee. Licensee shall deliver true and complete copies thereof to Licensor, but at no cost to Licensor, PRIOR to commencing any installations or alterations. Licensor shall, at Licensee's request, but at no cost to Licensor, reasonably cooperate with Licensee to insure that any and all permits, licenses, variances and other approvals are obtained.

6.   ELECTRIC UTILITIES.

     a. At the request of Licensor, Licensee shall pay the costs associated with installation of a separate electrical panel and meter for the Equipment and shall be responsible for any and all electrical and HVAC costs attributable to such Equipment. Licensee shall obtain Licensor's PRIOR written consent as to the location and method of installation as to its electrical panel, meter or electric or telephone utility lines. Licensor shall have no liability to Licensee if the electricity available to Licensee for the Equipment shall not be adequate to meet Licensee's needs.

     b. Licensor shall use reasonable efforts to notify Licensee in advance of any planned utility outages which may interfere with Licensee's use, but in no event shall Licensor be liable to Licensee for any damages, direct or indirect, resulting from any loss of power. Licensee shall at all times be responsible for the provision of its own emergency or "backup power", and any such "backup power" system installed by Licensee shall be the sole responsibility of Licensee.

                                     -G-4-

7.   LICENSEE'S COVENANTS. Licensee hereby covenants and agrees:

     a. To keep the Licensed Space and the Equipment in good order, repair and condition throughout the Term and promptly and adequately repair all damage to the Building caused by Licensee, other than ordinary wear and tear and damage from the elements;

     b. Not to place any Equipment in the Licensed Space in excess of the weight then reasonably supportable without causing damage to the Building;

     c. To comply with all federal, state, county and municipal laws, orders, rules and regulations applicable to the Equipment and the Building (collectively, "GOVERNMENTAL LAWS") and the Rules and Regulations of the Building;

     d. Not to disrupt, affect or interfere with other providers of services in the Building or with any occupant's use and enjoyment of its premises or the common areas of the Building; and

     e. That if any Governmental Law or any bureau, department, agency, authority or official of any federal, state, county or municipal governmental or quasi-governmental entity having jurisdiction, requires or recommends that any change, modification or alteration be made to the Building, the Equipment and/or the Licensed Space by reason of Licensee's use of the Equipment, the Licensed Space or the Building, then Licensee shall, at its sole cost and expense, promptly make any such change, modification or alteration. Notwithstanding the foregoing, Licensor shall have the right to make any such change, modification or alteration to the Equipment, the Licensed Space and/or the Building that may be required or recommended and Licensee shall promptly reimburse Licensor; upon receipt of invoices for such work, for all Licensor's costs and expenses incurred in connection therewith.

8. EQUIPMENT. The Equipment, and any other personal property of Licensee in the Building, shall remain the property of Licensee, shall be there at the sole risk of Licensee and Licensor shall not be liable for damage thereto or theft, misappropriation or loss thereof, except in the event of Licensor's gross negligence or willful misconduct. Any change in Equipment by Licensee shall require the PRIOR written consent of Licensor; provided that Licensor will not unreasonably withhold its consent to additional antennas. At the termination or expiration of this Agreement, Licensee shall, at Licensee's sole cost and expense, remove the Equipment and Licensee's personal property from the Building, and repair all damage caused by such removal. Licensee shall repair and restore the Licensed Space, unless requested otherwise by prior written notice from Licensor, to its original condition at the time the Equipment was installed, reasonable wear and tear excepted. Any property not so removed by the expiration or termination of this Agreement shall be deemed the property of Licensor, and Licensor may, in its sole and absolute discretion, remove the Equipment and other property at Licensee's cost, and Licensee shall pay Licensor promptly upon demand all costs and expenses incurred in removing such property.

9. FREQUENCIES. Licensee shall furnish a copy of the Federal Communications Commission or any other agency which grants that awards of frequencies to the Licensee including a list of Licensee's frequencies.

                                     -G-5-

     a. Licensee shall not change its frequencies without prior written consent of Licensor.

     b. Licensor shall use reasonable efforts to prevent frequency interference by existing licensees of tenants. Licensee shall conduct its own investigation of existing frequencies. Subsequent to the commencement of the Term hereof, and excluding existing antenna users and parties with pre-existing communications facility rights at the Building, Licensor shall not install new communications equipment on the Building if such equipment is likely to cause interference with Licensee's operations as permitted hereby. If equipment installed on the Building by Licensor after the commencement date hereof causes such interference, Licensor shall cause such interference to cease within ten
(10) business days after notice thereof from Licensee. If equipment installed on the Building after the Commencement Date hereof by other tenants, occupants of users of communications equipment (other than existing antenna users and parties with pre-existing communications facility rights at the Building) causes interference with Licensee's uses as permitted herein, Licensor shall use reasonable efforts, at no cost to Licensee, to cooperate with Licensee to cause such interference to cease. If such interference does not cease promptly, Licensee shall have the right to pursue any and all remedies it may have at law or equity against the interfering party to enjoin or terminate such interference, or Licensee may terminate this License upon thirty (30) days' notice to Licensor.

     c. Licensee's use shall not interfere with any existing licensees' or tenants' frequencies.

     d. Licensee shall be responsible to correct any interference its frequency may cause.

10. CONDITION OF LICENSED SPACE AND BUILDING. Licensor makes no warranty or representation that the Licensed Space or the Building is suitable for the use described in this Agreement, it being assumed that Licensee has satisfied itself thereof. Licensee has inspected the Licensed Space and the Building, accepts the same "as is" and agrees that Licensor is under no obligation to perform any work or provide any materials to prepare the Licensed Space or the Building for Licensee. Licensee acknowledges that Licensor has no obligation to assure or guarantee Licensee the necessary connections to public streets, utilities or adjacent buildings that may be necessary for the operation of Licensee's Equipment in the Building.

11.  ACCESS.

     a. Licensor shall provide Licensee unlimited access to the Licensed Space so the Licensee may perform installation, operation, maintenance, replacement repair and removal of the Equipment subject to reasonable rules, regulation and restrictions as Licensor may from time to time deem necessary.

     b. Licensee shall supply names and replacements therefor in writing to Licensor for access to the Site. Arrangements for access shall be made in advance with the Licensor through its designated security offices in the Building.

     c. Licensor shall have the right to enter the Site at any time in the event of an emergency and at all reasonable times and upon reasonable notice for the purpose of (1) inspecting

                                     -G-6-
same, (2) making any repairs to the Site and performing any work therein as may be necessary, in Licensor's judgment or (3) exhibiting the Site for the purpose of sale, lease or financing.

12. INDEMNIFICATION. Licensee, at its sole cost and expense, shall indemnify, exonerate, defend and hold Licensor, its managing agent and their respective principals, officers, directors, agents, employees and servants harmless from and against any and all loss, cost, damage, liability, judgment and expense of whatever kind arising directly or indirectly from the installation, construction, operation, maintenance and repair of Licensee's Equipment or from Licensee's breach of this Agreement, including, but not limited to, reasonable attorneys' fees and disbursements, except to the extent such loss, damage, cost, liability, judgment or expense is due to the gross negligence or willful misconduct of Licensor or its employees, agents or invitees. Licensee's indemnification obligations shall expressly include any and all environmental damages, claims, damages, liabilities, judgments, losses and expenses incurred in connection with this Agreement. The provisions of this Section 12 shall survive the expiration or termination of this Agreement.

13.  INSURANCE.

     a. Prior to the commencement of any work and during the Term, Licensee shall obtain and maintain the following insurance, at its own cost and expense, in amounts not less than those specified below:

          i. Workers Compensation insurance in accordance with the laws of the State of Washington.

          ii. Employer's contingent liability (stop gap) insurance in an amount not less than One Million Dollars ($1,000,000.00).

          iii. Comprehensive General Liability for bodily injury liability and property damage liability with limits of Two Million Dollars
     ($2,000,000.00) combined single limit each occurrence.

          iv. Fire and Extended Coverage insurance in an amount equal to full replacement cost of the Equipment and Licensee's other personal property at the Building.

     b. Each insurance policy shall list as additional insureds Licensor and its managing agent and shall provide for thirty (30) days prior notice of modification or cancellation to each certificate holder. All policies of insurance obtained by Licensee shall be issued by companies licensed to do business in the State of Washington and be reasonably acceptable to Licensor.

     c. If Licensee fails to obtain any of the insurance policies required by this Section 13, Licensor shall have the right and option, but not the obligation, to maintain any or all of such insurance to be provided by Licensee. The premiums for any such insurance obtained by Licensor shall be payable by Licensee.

     d. Licensor and Licensee each release the other and their respective agents and employees from all liability to each other, or anyone claiming through or under them, by way of

                                     -G-7-
subrogation or otherwise, for any loss or damage to property caused by or resulting from risks insured against under this Agreement, pursuant to insurance policies carried by the parties which are in force at the time of the loss or damage. Licensor and Licensee shall each request its insurance carrier(s) to include in policies provided pursuant to this Agreement an endorsement recognizing this waiver of subrogation. The waiver of subrogation endorsement need not be obtained if it incurs an additional cost for the affected policy, unless following written notice, the other party elects to pay that additional cost to obtain the waiver of subrogation endorsement. This provisions of this
Section 13(d) shall survive the termination or expiration of this Agreement.

14. LIENS. Licensee shall be responsible for the satisfaction or payment of any liens for any provider of work, labor, material or services claiming by, through or under Licensee. Licensee shall also indemnify, hold harmless and defend Licensor against any such liens, including the reasonable fees and disbursements of Licensor's attorneys. Such liens shall be discharged by Licensee within thirty (30) days after notice of filing thereof by bonding, payment or otherwise.

15. PERFORMANCE OF WORK. Licensee may contract or subcontract any portion of work within the Building contemplated by this Agreement to any person or entity competent to perform such work. In no event shall such subcontract relieve Licensee of any of its obligations under this Agreement. Licensee agrees to provide Licensor at least fifteen (15) days PRIOR written notice of the commencement of any construction to enable Licensor to post and record notices of non-responsibility.

16. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an "Event of Default" under this Agreement:

     a. Breach by Licensee of any monetary or non-monetary obligations under this Agreement.

     b.   Abandonment of the Equipment during the Term.

     c. Interference caused to pre-existing telecommunications facilities or to tenants or other occupants of the Building, by the installation, construction, operation, maintenance, replacement or repair of Licensee's Equipment.

     d. Licensee shall become insolvent or unable to pay its debts as they become due, or takes any action to, or notifies Licensor that Licensee intends to, file a petition under the U.S. Bankruptcy Code or under any similar law.

     e.   Breach or default under the Lease.

17.  TERMINATION; REMEDIES.

     a. Upon occurrence of an Event of Default, the non-breaching party shall give written notice to the breaching party, setting forth the nature of the default. The breaching party shall have thirty (30) days to cure any non-monetary default (except as set forth in Section 3(c) hereof) and five (5) days to cure any monetary default. If the breaching party shall have failed to

                                     -G-8-
cure such default within the applicable cure period, the non-breaching party may elect to terminate this Agreement, whereupon Licensee shall, upon request by Licensor, forthwith remove its Equipment from the Building in a neat and orderly manner in accordance with this Agreement. In addition, either party may exercise any and all remedies available to it at law or in equity.

     b. If the Building is damaged by fire or other insured casualty and the estimated costs to repair the same are less than Two Hundred Fifty Thousand Dollars ($250,000), Licensor shall repair the same; provided, however, Licensor may elect not to restore damage (a) which occurs within the last six (6) months of the Term hereof, (b) which is not covered by Licensor's insurance policy (permitted deductibles excepted) or the proceeds of which are not available to pay the costs of restoration, or (c) any other portion of the Building is damaged to the extent Licensor elects not to restore the same. If the Site or any other portion of the Building is so damaged and Licensor's estimate of the repair costs exceeds Two Hundred Fifty Thousand Dollars ($250,000), Licensor may elect to cancel this License or repair the same, provided that Licensor shall not be obligated to spend more than the amount of the insurance proceeds paid for such casualty. If Licensor elects to repair the damage, it shall diligently pursue such repair, subject to force majeure, to completion in a commercially reasonable manner, and this License shall remain in full force and effect. If Licensor elects to cancel this License as provided in this Section, Licensor shall give written notice of said election within sixty (60) days after the date Licensor becomes aware of the damage and this License shall end as of the date specified in such notice. If this License is so canceled, all interest of Licensor in the Site shall terminate on the date specified in such notice. If Licensor is not able to complete restoration of the Building within twelve (12) months following the date of damage, Licensee may elect to terminate this License. Licensor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any leasehold improvements, fixtures, any plate glass anywhere on or about the Site, or other personal property of Licensee. Licensee shall promptly repair all such items following any such casualty.

     c. Anything to the contrary contained herein notwithstanding, if, during the License Agreement Term, Licensor in its sole and absolute judgment, believes that Licensee's use of the Site poses a human health or environmental hazard that cannot be remediated or has not been remediated within 30 days after Licensee has been notified thereof, then (1) Licensee shall immediately cease all operations on the Site; (2) the Agreement shall terminate on 10 days prior notice to Licensee and (3) Licensee shall remove all Equipment in the Site installed by Licensee within 30 days thereafter.

18. ASSIGNMENT. Licensee shall not sub-license, sublease, assign or otherwise transfer this Agreement in whole in part or any interest herein, whether voluntarily or involuntarily, or by operation of law, without the prior written consent of the Licensor, which consent may be withheld or conditioned in Licensor's sole discretion. Notwithstanding the foregoing, this Agreement shall be automatically deemed assigned in the event of any assignment of all of Licensee's interest as the Lessee under the Lease which is consented to by Licensor as the Lessor thereunder or which is permitted outright. No assignment, whether or not with Licensor's consent, shall relieve Licensee of any liability hereunder. Copies of sub-license agreements must be submitted to Licensor for approval.

                                     -G-9-

19.  SURRENDER OF LICENSED SPACE.

     a. Removal of Property - Upon the expiration or termination of the Term of this Agreement, Licensee shall quit and surrender possession of the Licensed Space to Licensor in good order, condition and repair, reasonable wear and tear excepted, in a reasonable state of cleanliness. Licensee, if requested by Licensor, shall remove any or all conduits, raceways, wiring, cable and associated equipment installed by Licensee. If Licensee is not requested to remove any such items it is agreed and understood any such items are and shall remain the property of the Licensor. Licensee shall also repair at its expense all damage to Licensed Space resulting from such removal.

     b. Abandoned Property - Any property of Licensee not removed by Licensee upon the expiration of the Term of this Agreement or within two (2) days after a termination by reason of Licensee's default as provided in this Agreement, shall be considered abandoned, and Licensor may remove any or all such items or property and dispose of same in any manner at the expense of the Licensee.

20. SUBORDINATION. This Agreement is and shall be subordinate to any encumbrance now of record or recorded after the date of this Agreement affecting the Building. Such subordination is effective without any further act of Licensee. Nevertheless, Licensee shall from time to time upon written request from Licensor, execute and deliver any documents or instruments that may be reasonably required by Licensor to confirm or effectuate any subordination. If Licensee fails to execute and deliver any such documents or instruments within five (5) days' of receipt, Licensee irrevocably constitutes and appoints Licensor as Licensee's special attorney-in-fact to execute and deliver any such documents or instruments. Licensee shall attorn to any purchaser of the Building at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure, provided that any such purchaser, transferee or grantee executes a commercially reasonable nondisturbance agreement in favor of licensee.

21. HOLDING OVER. Any holding over after the expiration or termination of the Term of this Agreement without the consent of the Licensor shall be construed to be a License from month to month upon the same provisions and conditions as otherwise set forth herein except that the Fee shall equal 150% of the Fee payable (without reduction) during the last month of the Term hereof. Licensee shall indemnify and hold Licensor harmless from and against any liability, costs, damages and expenses resulting from the delay by Licensee in surrendering the Licensed Space, including any claims made by any succeeding or prospective Licensee based on any such delay.

22. NOTICES. Every notice required or permitted hereunder shall be in writing and shall be deemed to have been duly given three (3) business days after mailing by certified or registered mail, return receipt requested, or upon receipt if delivered by courier, to the party's address set forth in the introductory paragraph of the Agreement. Either party may change its address for the purpose of notice hereunder by providing the other party with notice of the new address.

23. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Washington.

                                    -G-10-

24. ATTORNEYS' FEES. In the event of any action filed in relation to this Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees and disbursements.

25. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement in connection with the subject matter hereof between the parties and all representations and understandings have been merged herein.

26. CONSTRUCTION. If any provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.



LICENSOR:                                   LICENSEE:

TRIAD PIER 70 LLC, a Washington             GO2NET INC., a Delaware
limited liability company                   corporation



                                            By: __________________________

By: _________________________                   Title: ___________________

    Title:___________________

                                    -G-11-